                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                             ____________________

                                  FORM 8-K/A

                                AMENDMENT No. 1

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      __________________________________


                               December 30, 1999
                               -----------------
                                Date of Report


                         DOLLAR FINANCIAL GROUP, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


         New York                     333-18221               13-2997911
(State or Other Jurisdiction         (Commission            (IRS Employer
    of Incorporation)                File Number)       Identification Number)


       1436 Lancaster Avenue, Suite 210, Berwyn, Pennsylvania 19312-1288
          (Address of principal executive offices)    (zip code)


                                (610) 296-3400
                                --------------
              Registrant's telephone number, including area code

This Amendment No. 1 ("Amendment") amends and restates in their entirety Item 2 and Item 7 of the Current Report on Form 8-K of Dollar Financial Group, Inc. (the "Company"), as filed with the Securities and Exchange Commission on December 30, 1999.

Item 2.   Acquisition or Disposition of Assets

          On December 15, 1999, Dollar Financial Group, Inc. ("Company") and Dollar Financial U.K. Limited, an indirect subsidiary of the Company, entered into a Purchase Agreement for the sale and purchase of shares with Edward Ford and others, to acquire all of the outstanding shares of Cash Centres Corporation Limited ("CCCL"), which operates 5 company owned stores and 238 franchises in the United Kingdom. The aggregate purchase price for this acquisition was $8.4 million and was funded through the Company's revolving credit facility.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Business Acquired.

               The following consolidated financial statements of CCCL (which on September 1, 1999 was created when the companies of Cash Centres Limited and Lombard Guildhouse plc were restructured into CCCL) are attached hereto and made a part hereof:

               (i)  Cash Centres Limited

                    (1)  Auditors' Report for the year ended August 31, 1999.

                    (2) Consolidated Profit and Loss Account for the year ended August 31, 1999.

                    (3)  Consolidated Balance Sheet as of August 31, 1999.

                    (4) Consolidated Cash Flow Statement for the year ended August 31, 1999.

                    (5) Notes Forming Part of the Consolidated Financial Statements for the year ended August 31, 1999.

                    (6)  Auditors' Report for the year ended August 31, 1998.

                    (7) Consolidated Profit and Loss Account for the year ended August 31, 1998.

                    (8)  Consolidated Balance Sheet as of August 31, 1998.

                    (9) Consolidated Cash Flow Statement for the year ended August 31, 1998.

                    (10) Notes Forming Part of the Consolidated Financial
                         Statements for the year ended August 31, 1998.

               (ii) Lombard Guildhouse plc

                    (1)  Auditors' Report for the year ended August 31, 1999.

                    (2) Consolidated Profit and Loss Account for the year ended August 31, 1999.

                    (3)  Consolidated Balance Sheet as of August 31, 1999.

                    (4) Consolidated Cash Flow Statement for the year ended August 31, 1999.

                    (5) Notes Forming Part of the Consolidated Financial Statements for the year ended August 31, 1999.

               (6)  Auditors' Report for the year ended August 31, 1998.

               (7) Consolidated Profit and Loss Account for the year ended August 31, 1998.

               (8)  Consolidated Balance Sheet as of August 31, 1998.

               (9) Consolidated Cash Flow Statement for the year ended August 31, 1998.

               (10) Notes Forming Part of the Consolidated Financial Statements
                    for the year ended August 31, 1998.

         (iii) Cash Centres Corporation Limited

               (1) Interim Unaudited Consolidated Profit and Loss Accounts for the three months ended November 30, 1999 and 1998.

               (2) Interim Unaudited Consolidated Balance Sheet as of November 30, 1999.

               (3) Interim Unaudited Consolidated Cash Flow Statements for the three months ended November 30, 1999 and 1998.

               (4) Notes Forming Part of the Interim Unaudited Consolidated Financial Statements for the three months ended November 30, 1999 and 1998.

    (b)  Pro Forma Financial Information.

         The following unaudited condensed consolidated pro forma financial statements of the Company, reflecting the acquisitions of CCCL and previous acquisitions in the current and previous fiscal year are attached hereto and made a part hereof:

         (i) Unaudited Condensed Consolidated Pro Forma Balance Sheet as of September 30, 1999.

         (ii) Unaudited Condensed Consolidated Pro Forma Statement of Operations for the year ended June 30, 1999.

         (iii) Unaudited Condensed Consolidated Pro Forma Statement of Operations for the three months ended September 30, 1999.

         (iv) Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements.

    (a)  Exhibits

         10.27 Agreement for the sale and purchase of shares in Cash Centres Corporation Limited between Edward Ford and others, Dollar Financial UK, Limited and Dollar Financial Group, Inc.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 2000.

                                      DOLLAR FINANCIAL GROUP, INC.
                                      a New York corporation



                                      By:    /s/ Richard S. Dorfman
                                             ----------------------------
                                      Name:  Richard S. Dorfman
                                      Title: Executive Vice President and
                                              Chief Financial Officer

                      Cash Centres Limited

                      Directors' report and consolidated
                      financial statements

                      for the year ended 31 August 1999

                      Registered number 2736661

Directors' report and financial statements


Contents                                                                Page


Company information                                                       2


Directors' report                                                         3


Statement of directors' responsibilities                                  4


Auditors' report                                                          5


Consolidated profit and loss account                                      6


Consolidated balance sheet                                                7


Company balance sheet                                                     8


Consolidated cash flow statement                                          9-10

Notes to the financial statements                                        11-18

Company information



Directors:                    EFA Ford
                              WJ Bowman (resigned 24 February 1999)
                              R Tang
                              Miss L White (resigned 31 May 1999)
                              R Wilson (resigned 6 November 1998)


Secretary:                    R Tang



Registered Office:            E3 The Premier Centre
                              Abbey Park
                              Romsey
                              Hants
                              SO51 9AQ


Registered Number             2736661 (England and Wales)


Auditors                      KPMG
                              Registered Auditors
                              Chartered Accountants
                              St James' Square
                              Manchester
                              M2 6DS

Directors' report

The directors present their annual report and the audited financial statements of the group for the year ended 31 August 1999.

Principal activities

The principal activity of the company in the year under review was that of cheque encashment and related financial services.

Dividends and transfer to reserves

A final dividend of (Pounds)137,903 has been paid. The retained profit for the year of (Pounds)245,678 (1998: (Pounds)210,324) is transferred to reserves.

Directors and directors' interests

The directors who held office during the year and their interests in the (Pounds)1 Ordinary shares of the company at the end of the financial year were as follows:


                                                              1999      1998
EFA Ford                                                     86,156    86,156
WJ Bowman (resigned 24 February 1999)                        27,981    27,981
R Tang                                                       21,787    21,787
Miss L White (resigned 31 May 1999)                             368       368
R Wilson (resigned 6 November 1998)                               -         -

Directors' shareholdings include shares held by family members.

Year 2000

Cash Centres Limited has completed a Year 2000 project to ensure that all computer hardware and software used by the company operates correctly up to 31 December 1999 and into the Year 2000.

Donations

During the year the company made no political donations and charitable donations of (Pounds)100 (1998: (Pounds)nil).

Auditors

In accordance with Section 385 of the Companies Act 1985, a resolution for the re-appointment of KPMG as auditors of the company is to be proposed at the forthcoming Annual General Meeting.


On behalf of the Board



/s/ EFA Ford
Director

Statement of directors' responsibilities


Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss for that period. In preparing those financial statements, the directors are required to


 .  select suitable accounting policies and then apply them consistently;

 .  make judgements and estimates that are reasonable and prudent;

 . state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

 . prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They have general responsibility for taking such steps as are reasonably open to them to safeguard the assets of the company and to prevent and detect fraud and other irregularities.

Report of the auditors to the members of Cash Centres Limited


We have audited the financial statements on pages 6 to 18.

Respective responsibilities of directors and auditors

As described on page 4 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of affairs of the company and of the group as at 31 August 1999 and of the group's profit for the year then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985.



/s/ KPMG                                                     10 December 1999
Chartered Accountants
Registered Auditors

Consolidated profit and loss account
for the year ended 31 August 1999

                                                      Note          1999               1998
                                                                  (Pounds)           (Pounds)
Turnover                                               1         3,704,329         2,953,983

Cost of sales                                                      (66,879)          (84,462)
                                                                ----------        ----------
Gross profit                                                     3,637,450         2,869,521
Administrative expenses                                         (3,044,444)       (2,431,341)
                                                                ----------        ----------
Operating profit                                       2           593,006           438,180

Interest receivable and similar income                 5            34,466            35,989
Interest payable and similar charges                   6           (20,205)          (20,436)
                                                                ----------        ----------
Profit on ordinary activities before                               607,267           453,733
 taxation
Tax on profit on ordinary activities                   7          (215,549)         (111,424)
                                                                ----------        ----------
Profit on ordinary activities after                                391,718           342,309
 taxation
Minority interests                                                  (8,137)          (20,029)
                                                                ----------        ----------
Profit for the financial year                                      383,581           322,280
Dividends paid and payable                                        (137,903)         (111,956)
                                                                ----------        ----------
Retained profit for the financial year                             245,678           210,324
Surplus brought forward                                            398,069           187,745
                                                                ----------        ----------
Retained profit carried forward                                    643,747           398,069
                                                                ==========        ==========

The notes on pages 11 to 18 form part of these financial statements.

The company has no recognised gains or losses other than the profit for the current year and for the previous year.

Consolidated balance sheet
at 31 August 1999


                                             Note                              1999                                        1998
                                                           (Pounds)          (Pounds)             (Pounds)               (Pounds)
Fixed assets
Intangible assets                               8             56,100                                 47,731
Tangible assets                                 9            544,913                                599,743
                                                          ----------                             ----------
                                                                              601,013                                     647,474
Current assets
Stocks                                                        41,965                                 42,623
Debtors                                        11          1,151,796                                687,980
Cash at bank and in hand                                   1,601,311                              1,117,446
                                                          ----------                             ----------
                                                           2,795,072                              1,848,049

Creditors: amounts falling
     due within one year                       12         (2,460,670)                            (1,668,332)
                                                          ----------                             ----------
Net current assets                                                            334,402                                     179,717
                                                                              -------                                    --------
Total assets  less current liabilities                                        935,415                                     827,191

Creditors: Amounts falling due after
 more than one year                            13                             (87,368)                                   (133,177)
                                                                              -------                                    --------
                                                                              848,047                                     694,014
                                                                              =======                                    ========
Capital and reserves
Called up share capital                        21                             204,300                                     204,300
Profit & loss account                          22                             643,747                                     398,069
                                                                              -------                                    --------
Shareholders' funds - equity interests         23                             848,047                                     602,369
Minority equity interests                                                           -                                      91,645
                                                                              -------                                    --------
                                                                              848,047                                     694,014
                                                                              =======                                    ========

The notes on pages 11 to 18 form part of these financial statements.

On behalf of the Board:


/s/ EFA Ford
Director

Balance sheet
at 31 August 1999

                                        Note                      1999                                 1998
                                                      (Pounds)             (Pounds)         (Pounds)            (Pounds)
Fixed assets
Tangible assets                            9            535,330                               594,785
Investments                               10            227,062                               112,761
                                                     ----------                            ----------
                                                                           762,392                               707,546
Current assets
Stocks                                                   16,638                                20,385
Debtors                                   11          1,069,361                               543,211
Cash at bank and in hand                              1,563,209                             1,083,292
                                                     ----------                            ----------
                                                      2,649,208                             1,646,888

Creditors: amounts falling
     due within one year                  12         (2,551,810)                           (1,669,450)
                                                     ----------                            ----------
Net current assets                                                          97,398                               (22,562)
                                                                         ---------                            ----------
Total assets  less current liabilities                                     859,790                               684,984

Creditors: Amounts falling due after
 more than one year                       13                               (87,368)                             (112,969)
                                                                         ---------                            ----------
                                                                           772,422                               572,015
                                                                         =========                            ==========
Capital and reserves
Called up share capital                   21                               204,300                               204,300
Profit & loss account                     22                               568,122                               367,715
                                                                         ---------                            ----------
Equity shareholders' funds                                                 772,422                               572,015
                                                                         =========                            ==========

The notes on pages 11 to 18 form part of these financial statements.

On behalf of the Board:



/s/ EFA Ford
Director

Consolidated Cash Flow Statement
for the year ended 31 August 1999

Reconciliation of operating profit to net cash inflow from                      1999                     1998
 operating  activities                                                        (Pounds)                 (Pounds)
Operating profit                                                                593,006                 438,180
Loss on sale of fixed assets                                                        113                   2,562
Depreciation charges                                                            140,178                 136,635
Amortisation of goodwill                                                          6,150                   5,844
Decrease/(Increase) in stocks                                                       658                 (12,273)
Increase in debtors                                                            (493,697)                (92,161)
Increase in creditors                                                         1,072,919                 175,825
                                                                              ---------                 -------
Net cash inflow from operating activities                                     1,319,327                 654,612
                                                                              =========                 =======

CASH FLOW STATEMENT                                                              1999                    1998
                                                                               (Pounds)                (Pounds)
Net cash inflow from operating activities                                     1,319,327                 654,612

Returns on investments and servicing of finance
Interest paid                                                                   (20,205)                (20,436)
Interest received                                                                34,466                  35,989

Taxation
Corporation tax paid (including ACT)                                            (80,107)               (124,416)

Capital expenditure
Payments to acquire tangible fixed assets                                      (176,942)               (400,462)
Proceeds from sale of fixed assets                                               91,481                   5,250

Acquisitions (Note 3)
Payments to acquire investments in subsidiary undertakings                     (114,301)                (27,800)

Equity dividends paid                                                          (137,903)               (111,956)
                                                                              ---------                --------
Net cash flow before financing                                                  915,816                  10,781

Financing
Repayment of long term loan                                                     (22,803)                 (3,401)
Finance lease advances                                                           39,495                 151,325
Capital element of finance lease repayments                                    (117,574)                (68,099)
                                                                              ---------                --------
Increase in cash in the period                                                  814,934                  90,606
                                                                              =========                ========

Notes to the Cash Flow Statement

1   Reconciliation of net cash flow to movement in net funds (note 2)          (Pounds)    (Pounds)

    Increase in cash in the period                                             814,934
    Cash inflow from increase in debt and lease financing                      140,377
                                                                             ---------
    Change in net debt resulting from cash flows                                             955,311
    New finance leases                                                                       (39,495)
                                                                                           ---------
    Change in net debt                                                                       915,816
    Net funds at 1 September 1998                                                            554,122
                                                                                           ---------
    Net funds at 31 August 1999                                                            1,469,938
                                                                                           =========


2   Analysis of changes in net funds

                                                At 1 Sept    Cash Flows         Other non     At 31 Aug
                                                  1998         Flows              cash          1999
                                                                                 changes
                                                (Pounds)      (Pounds)          (Pounds)      (Pounds)
    Cash at bank and in hand                     1,117,446       483,865                       1,601,311
    Overdrafts                                    (331,069)      331,069                               -
                                                               ---------
                                                                 814,934
    Debt due within 1 year                          (2,595)        2,595                 -             -
    Debt due after 1 year                          (20,208)       20,208                 -             -
    Finance leases                                (209,452)      117,574           (39,495)     (131,373)
                                               -----------   -----------       -----------   -----------
    TOTAL                                          554,122       955,311           (39,495)    1,469,938
                                               ===========   ===========       ===========   ===========

3   Purchase of subsidiary undertaking                                                    (Pounds)
    Payment to acquire 49% of subsidiary                                                     114,301
                                                                                         ===========

Notes
(forming part of the financial statements)

1    Accounting policies

     The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.

     Basis of preparation

     The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.

     Turnover

     Turnover represents commission from services, excluding Value Added Tax.

     Tangible fixed assets

     Depreciation is provided by the company at the following annual rates in order to write off each asset over its estimated useful life.

     Land and buildings       -  in accordance with the life of the lease
     Office equipment         -  30% on reducing balance
     Fixtures and fittings    -  15% on reducing balance
     Motor vehicles           -  25% on reducing balance

     Stocks

     Stocks are stated at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

     Investments

     Current asset investments are stated at the lower of cost and net realisable value.

     Deferred taxation

     Provision is made at current rates for taxation deferred in respect of all material timing differences except to the extent that, in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

     Leases

     Where the company enters into a lease which entails taking substantially all the risks and rewards of ownership of an asset, the lease is treated as a `finance lease'. The asset is recorded in the balance sheet as a tangible fixed asset and is depreciated over its estimated useful life or the term of the lease, whichever is shorter. Future instalments under such leases, net of finance charges, are included within creditors. Rentals payable are apportioned between the finance element, which is charged to the profit and loss account, and the capital element which reduces the outstanding obligation for future instalments.

     All other leases are accounted for as `operating leases' and the rentals are charged to the profit and loss account on a straight line basis over the life of the lease.

     Foreign currencies

     Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of transaction. Exchange differences are taken into account in arriving at the operating result.

     Pensions

     The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the profit and loss account.

     Goodwill

     Goodwill on consolidation is capitalised and amortised over ten years.

2    Operating profit

     Operating profit is stated after charging:

                                                                1999                   1998
                                                              (Pounds)               (Pounds)
Depreciation - assets held under finance leases                51,582                 70,514
Depreciation - owned assets                                    88,596                 66,121
Auditors' remuneration - as auditors                           18,200                 24,421
                       - for other services                         -                  4,500
                                                               ======                 ======

     The auditors remuneration for auditing the financial statements of the company was (Pounds)13,500.



3    Remuneration of directors

                                                               1999                    1998
                                                             (Pounds)                (Pounds)
Directors' emoluments                                         351,381                323,090
Pension contributions                                          11,200                 22,801
                                                              -------                -------
                                                              362,581                345,891
                                                              =======                =======

     The pension scheme is a money purchase scheme, the company paid contributions on behalf of four of the directors during the year.

     The emoluments of the Chairman, who was also the highest paid director, were (Pounds)95,936.

     None of the directors exercised any share options during the year.

4    Staff numbers and costs

     The average number of people employed by the group (excluding directors), analysed by category was as follows:

                                                                              1999                       1998

     Administration                                                             56                         54
     Selling                                                                    14                         12
                                                                              ----                       ----
                                                                                70                         66
                                                                              ====                       ====

     The aggregate payroll cost of these persons was as follows:

                                                                               1999                     1998
                                                                             (Pounds)                 (Pounds)
     Wages and salaries                                                    929,245                    723,123
     Social Security costs                                                  79,785                     58,671
     Pension costs                                                          21,874                     11,778
                                                                         ---------                    -------
                                                                         1,030,904                    793,572
                                                                         =========                    =======

5    Interest receivable and similar income

                                                                             1999                       1998
                                                                           (Pounds)                   (Pounds)
     Bank interest                                                          34,466                     35,989
                                                                            ======                     ======

6    Interest payable and similar charges

                                                                              1999                         1998
                                                                            (Pounds)                     (Pounds)
     Loan interest                                                           3,380                      3,926
     Interest on ACT                                                             -                          173
     Bank interest paid                                                         23                          514
     Finance lease interest                                                 16,802                       15,823
                                                                            ------                       ------
                                                                            20,205                       20,436
                                                                            ======                       ======

7    Taxation

                                                                              1999                         1998
                                                                            (Pounds)                     (Pounds)
     UK corporation tax                                                    180,637                      113,328
     Deferred tax charge                                                    35,773                            -
     Overprovision in prior year                                              (861)                      (1,904)
                                                                           -------                      -------
                                                                           215,549                      111,424
                                                                           =======                      =======

8    Intangible fixed assets

                                                                                               Goodwill
                                                                                               (Pounds)
     Cost
     At 1 September 1998                                                                         58,445
     Additions                                                                                   14,519
                                                                                                -------
     At 31 August 1999                                                                           72,964
                                                                                                -------
     Amortisation
     At 1 September 1998                                                                         10,714
     Charge for year                                                                              6,150
                                                                                                -------
     At 31 August 1999                                                                           16,864
                                                                                                -------
     Net book value
     At 31 August 1999                                                                           56,100
                                                                                                =======
     At 31 August 1998                                                                           47,731
                                                                                                =======


9    Tangible fixed assets

     Group

                                          Leasehold     Office      Fixtures and       Motor     Total
                                           property   equipment       fittings       vehicles
                                           (Pounds)    (Pounds)       (Pounds)       (Pounds)   (Pounds)
     Cost
     At 1 September 1998                     84,621     520,758        142,053       188,927    936,359
     Additions                                    -      99,982         12,390        64,570    176,942
     Disposals                                    -     (63,981)             -       (61,882)  (125,863)
                                             ------     -------        -------       -------   --------
     At 31 August 1999                       84,621     556,759        154,443       191,615    987,438
                                             ------     -------        -------       -------   --------
     Depreciation
     At 1 September 1998                     25,053     202,223         63,504        45,836    336,616
     Charge for year                          7,707      86,546         11,082        34,843    140,178
     Disposals                                    -      (6,890)             -       (27,379)   (34,269)
                                             ------     -------        -------       -------   --------
     At 31 August 1999                       32,760     281,879         74,586        53,300    442,525
                                             ------     -------        -------       -------   --------
     Net book value
     At 31 August 1999                       51,861     274,880         79,857       138,315    544,913
                                             ======     =======        =======       =======   ========
     At 31 August 1998                       59,568     318,535         78,549       143,091    599,743
                                             ======     =======        =======       =======   ========

     Company

                                            Leasehold     Office      Fixtures and       Motor      Total
                                             property   equipment       fittings       vehicles
                                             (Pounds)    (Pounds)       (Pounds)       (Pounds)   (Pounds)
     Cost
     At 1 September 1998                     82,547     504,835         95,575       188,927    871,884
     Additions                                    -      95,611         10,495        64,570    170,676
     Disposals                                    -     (63,981)             -       (61,882)  (125,863)
                                             ------     -------        -------       -------   --------
     At 31 August 1999                       82,547     536,465        106,070       191,615    916,697
                                             ------     -------        -------       -------   --------
     Depreciation
     At 1 September 1998                     22,978     188,507         19,778        45,836    277,099
     Charge for year                          7,708      85,154         10,833        34,843    138,537
     Disposals                                    -      (6,890)             -       (27,379)   (34,269)
                                             ------     -------        -------       -------   --------
     At 31 August 1999                       30,686     266,771         30,611        53,300    381,367
                                             ------     -------        -------       -------   --------
     Net book value
     At 31 August 1999                       51,861     269,694         75,459       138,315    535,330
                                             ======     =======        =======       =======   ========
     At 31 August 1998                       59,569     316,328         75,797       143,091    594,785
                                             ======     =======        =======       =======   ========

     The net book value of fixed assets of (Pounds)535,330 includes an amount of (Pounds)163,750 in respect of assets held under finance leases.

10   Investments

                                                                                      1999        1998
                                                                                    (Pounds)    (Pounds)
     Shares in subsidiary undertakings                                               227,062    112,761
                                                                                     =======    =======

     On 15/th/ January 1999 the company exercised its option and purchased the remaining 49% of the ordinary share capital of Lombard Guildhouse plc for (Pounds)114,301.

     The principal activities of Lombard Guildhouse plc during the period under review were pawnbroking, cheque encashment, and the retail of gold and jewellery.

11  Debtors

                                                          Group                        Company
                                                          1999          1998             1999      1998
                                                        (Pounds)      (Pounds)         (Pounds)  (Pounds)
     Trade debtors                                        875,740      487,556         796,911    356,366
     Other debtors                                        143,973       30,664         143,973     22,329
     ACT recoverable                                            -       29,881               -     27,989
     Prepayments and accrued income                       132,083      139,879         128,477    136,527
                                                        ---------      -------       ---------    -------
                                                        1,151,796      687,980       1,069,361    543,211
                                                        =========      =======       =========    =======

12   Creditors: amounts falling due within one year

                                                                Group                             Company
                                                                 1999             1998             1999              1998
                                                               (Pounds)         (Pounds)         (Pounds)          (Pounds)
     Bank loans and overdrafts                                       -           333,664                 -           331,069
     Obligations under finance leases                           74,440            96,483            74,440            96,483
     Trade creditors                                            57,842            95,550            56,722            93,983
     Amounts owed to subsidiary company                              -                 -           116,275            26,909
     Other creditors                                         2,000,609           901,591         2,000,609           901,591
     Corporation tax including deferred taxation               185,975           110,849           171,165            98,751
     Other taxation and social security                         32,682            33,522            32,150            32,634
     Accruals and deferred income                              109,122            96,673           100,449            88,030
                                                             ---------         ---------         ---------         ---------
                                                             2,460,670         1,668,332         2,551,810         1,669,450
                                                             =========         =========         =========         =========

13   Creditors: amounts falling due after more than one year

                                                                Group                              Company
                                                                 1999              1998              1999              1998
                                                               (Pounds)          (Pounds)          (Pounds)          (Pounds)
     Bank loan                                                       -            20,208                 -                 -
     Obligations under finance leases                           56,933           112,969            56,933           112,969
     Deferred tax                                               30,435                 -            30,435                 -
                                                                ------           -------            ------           -------
                                                                87,368           133,177            87,368           112,969
                                                                ======           =======            ======           =======

14   Loans and overdrafts

     An analysis of the maturity of bank loans and overdrafts is given below:

                                                                Group                              Company
                                                                 1999             1998              1999              1998
                                                               (Pounds)         (Pounds)          (Pounds)          (Pounds)
Amounts falling due:
Within one year                                                      -           333,664                 -           331,069
Between one and two years                                            -             2,925                 -                 -
Between two and five years                                           -            11,204                 -                 -
In more than five years                                              -             6,079                 -                 -
                                                                ------           -------            ------           -------
                                                                     -           353,872                 -           331,069
                                                                ======           =======            ======           =======

15   Secured debts

  The following secured debts are included within creditors:

                                                                                                1999              1998
                                                                                              (Pounds)          (Pounds)
     Bank loan                                                                                        -          22,803
     Obligations under finance leases                                                           131,373         209,452
                                                                                                =======         =======


     The bank loan was secured by a charge over the assets of Lombard Guildhouse plc.

     Obligations under finance leases are secured on the assets to which they relate.


16   Deferred taxation

     A provision of (Pounds)35,773 has been made for deferred taxation. This provision represents a full provision for timing differences amounting to (Pounds)110,173 in respect of accelerated capital allowances (1998: accelerated capital allowances of (Pounds)86,321).

17   Obligations under finance leases

     The minimum lease payments to which the group and company is committed fall due as follows:

                                                                                                 1999             1998
                                                                                               (Pounds)         (Pounds)
     Within one year                                                                             82,593         114,685
     In the second to fifth years inclusive                                                      60,532         111,848
                                                                                                -------         -------
                                                                                                143,125         226,533
     Amount representing future finance changes                                                 (11,752)        (17,081)
                                                                                                -------         -------
     Obligation under finance leases                                                            131,373         209,452
                                                                                                =======         =======


18   Related party transactions

     Mr E F A Ford owns the premises from which Lombard Guildhouse plc trades. He charges the company (Pounds)10,000 per annum rent for the use of the building.

     During the year the company purchased the remaining 49% of the Ordinary Share Capital of Lombard Guildhouse plc from Mr Ford for consideration of (Pounds)114,301.

     Mr R Tang is a partner in Tang Bowler Wiseman. During the year Cash Centres Limited was charged (Pounds)4,344 for accountancy and statutory work by Tang Bowler Wiseman.

19   Provisions

     Included within other creditors is an amount of (Pounds)31,494 in respect of a provision made for losses on our London branch. The branch has been sold, subject to assignment of the lease, and therefore we have provided for the loss on disposal of the branch premises.

20   Post balance sheet events

     On 1 September 1999 the Cash Centres Limited group of companies restructured. The aspects of the transaction affecting Cash Centres Limited were:

     . Cash Centres Corporation Limited purchased 100% of the ordinary share capital of Cash Centres Limited by way of a share for share exchange.

     . The branches of Cash Centres Limited were transferred to Cash Centres Retail Limited. Cash Centres Limited retains the franchised operations.


21   Called up share capital

                                                                                     1999                  1998
                                                                                   (Pounds)              (Pounds)
     Authorised
      Ordinary shares of (Pounds)1 each                                           10,000,000            10,000,000
                                                                                  ==========            ==========
     Allotted, issued and fully paid
      Ordinary shares of (Pounds)1 each                                              204,300               204,300
                                                                                  ==========            ==========

22   Reserves

     Profit and loss account

                                                                                       Group              Company
                                                                                     (Pounds)             (Pounds)
     At beginning of year                                                            398,069               367,715
     Retained profit for the financial year                                          245,678               200,407
                                                                                     -------               -------
     At end of year                                                                  643,747               568,122
                                                                                     =======               =======

     As permitted by s230 of the Companies Act 1985 the company has not presented its profit and loss account.

23   Reconciliation of movements in shareholders' funds

                                                                                     1999                   1998
                                                                                    (Pounds)              (Pounds)
     Profit for the financial year                                                   383,581               322,280
     Dividends                                                                      (137,903)             (111,956)
                                                                                    --------              --------
     Net addition to shareholders' funds                                             245,678               210,324
     Opening shareholders' funds                                                     602,369               392,045
                                                                                    --------              --------
     Closing shareholders' funds                                                     848,047               602,369
                                                                                    ========              ========

                         Cash Centres Limited

                         Directors' report and consolidated
                         financial statements

                         for the year ended 31 August 1998

                         Registered number 2736661

Directors' report and financial statements


Contents                                                        Page

Company information                                             2

Directors' report                                               3-4

Statement of directors' responsibilities                        5

Auditors' report                                                6

Consolidated profit and loss account                            7

Consolidated balance sheet                                      8

Company balance sheet                                           9

Consolidated cash flow statement                                10-11

Notes to the financial statements                               12-19

Company information



Directors:                    EFA Ford
                              WJ Bowman
                              R Tang
                              Miss L White
                              R Wilson (appointed 13 November 1997, resigned 6
                              November 1998)


Secretary:                    WJ Bowman
                              R Tang


Registered Office:            E3 The Premier Centre
                              Abbey Park
                              Romsey
                              Hants
                              SO51 9AQ


Registered Number             2736661 (England and Wales)


Auditors                      KPMG
                              Registered Auditors
                              Chartered Accountants
                              St James' Square
                              Manchester
                              M2 6DS

Directors' report

The directors present their annual report and the audited financial statements of the group for the year ended 31 August 1998.

Principal activities

The principal activity of the company in the year under review was that of cheque encashment and related financial services.

Dividends and transfer to reserves

A final dividend of (Pounds)111,956 has been paid. The retained profit for the year of (Pounds)210,324 (1997: (Pounds)182,645) is transferred to reserves.

Directors and directors' interests

The directors who held office during the year and their interests in the (Pounds)1 Ordinary shares of the company at the end of the financial year were as follows:


                                                         1998          1997

EFA Ford                                                86,156        2,340
WJ Bowman                                               27,981          760
R Tang                                                  21,787          240
Miss L White                                               368           10

Directors' shareholdings include shares held by family members.

Year 2000

Cash Centres Limited has commenced a Year 2000 project to ensure that all computer hardware and software used by the company operates correctly up to 31 December 1999 and into the Year 2000.

The project commenced on 4 January 1999 with 90% of the conversion and compliance testing scheduled for completion by 31 March 1999. Any remaining analysis and conversion will be completed by 31 July 1999.

The project includes:

 .   Inventory of all hardware

 .   Inventory of all Operating Systems

 .   Inventory of all third party applications

 .   Inventory of all bespoke applications

All bespoke applications will be subjected to detailed analysis, conversion and testing.

Suppliers of third party software will be required to either provide written confirmation that their application is Year 2000 compliant or a version of the application with evidence that the application is compliant.

All hardware will be tested to ensure Year 2000 operability, any hardware found not to operate correctly will be upgraded or replaced.

The estimated total cost to complete the Year 2000 project is (Pounds)25,000.

Donations

During the year the company made no political or charitable donations (1997:
(Pounds)nil).

Auditors

In accordance with Section 385 of the Companies Act 1985, a resolution for the re-appointment of KPMG as auditors of the company is to be proposed at the forthcoming Annual General Meeting.


On behalf of the Board



/s/ EFA Ford
Director

Statement of directors' responsibilities


Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss for that period. In preparing those financial statements, the directors are required to

 .  select suitable accounting policies and then apply them consistently;

 .  make judgements and estimates that are reasonable and prudent;

 . state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

 . prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They have general responsibility for taking such steps as are reasonably open to them to safeguard the assets of the company and to prevent and detect fraud and other irregularities.

Report of the auditors to the members of Cash Centres Limited


We have audited the financial statements on pages 7 to 19.

Respective responsibilities of directors and auditors

As described on page 5 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company and the group's affairs as at 31 August 1998 and of its profit for the year then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985.



/s/ KPMG                                          25 February 1999
Chartered Accountants
Registered Auditors

Consolidated profit and loss account
for the year ended 31 August 1998

                                          Note                    1998                                1997
                                                        (Pounds)            (Pounds)        (Pounds)          (Pounds)
Turnover                                     1
Continuing operations                                 2,953,983                           1,813,870
Acquisitions                                                  -                             203,139

                                                    -----------                         -----------
                                                                          2,953,983                         2,017,009
Cost of sales                                                               (84,462)                          (66,018)
                                                                         ----------                        ----------
Gross profit                                                              2,869,521                         1,950,991
Administrative expenses                                                  (2,431,341)                       (1,550,706)

                                                                         ----------                        ----------
Operating profit                             2
Continuing operations                                   438,180                             345,844
Acquisitions                                                  -                              54,441

                                                    -----------                         -----------
                                                                            438,180                           400,285
Interest receivable and similar income       5                               35,989                            13,250
Interest payable and similar charges         6                              (20,436)                          (12,775)

                                                                         ----------                        ----------
Profit on ordinary activities before
taxation                                                                    453,733                           400,970
Tax on profit on ordinary activities         7                             (111,424)                         (119,035)

                                                                         ----------                        ----------
Profit on ordinary activities after
taxation                                                                    342,309                           281,725
Minority interests                                                          (20,029)                          (19,430)

                                                                         ----------                        ----------
Profit for the financial year                                               322,280                           262,295
Dividends paid and payable                                                 (111,956)                          (79,650)

                                                                         ----------                        ----------
Retained profit for the financial year                                      210,324                           182,645
Surplus brought forward                                                     187,745                             5,100

                                                                         ----------                        ----------
Retained profit carried forward                                             398,069                           187,745

                                                                         ==========                        ==========

The notes on pages 12 to 19 form part of these financial statements.

The company has no recognised gains or losses other than the profit for the current year and for the previous year.

Consolidated balance sheet
at 31 August 1998

                                        Note                       1998                                         1997
                                                       (Pounds)              (Pounds)              (Pounds)              (Pounds)
Fixed assets
Intangible assets                          8             47,731                                      53,575
Tangible assets                            9            599,743                                     343,728
                                                     ----------                                  ----------
                                                                              647,474                                     397,303
Current assets
Stocks                                                   42,623                                      30,350
Debtors                                   11            687,980                                     567,791
Cash at bank and in hand                              1,117,446                                   1,132,360
                                                     ----------                                  ----------
                                                      1,848,049                                   1,730,501

Creditors: amounts falling
     due within one year                  12         (1,668,332)                                 (1,560,022)
                                                     ----------                                  ----------
Net current assets                                                            179,717                                     170,479
                                                                             --------                                    --------
Total assets less current liabilities                                         827,191                                     567,782

Creditors: Amounts falling due after
 more than one year                       13                                 (133,177)                                   (104,121)

                                                                             --------                                    --------
                                                                              694,014                                     463,661

                                                                             ========                                    ========
Capital and reserves
Called up share capital                   19                                  204,300                                       5,310
Share premium                             20                                        -                                     198,990
Profit & loss account                     20                                  398,069                                     187,745
                                                                             --------                                    --------
Shareholders' funds - equity interests    21                                  602,369                                     392,045
Minority equity interests                                                      91,645                                      71,616
                                                                             --------                                    --------
                                                                              694,014                                     463,661

                                                                             ========                                    ========

The notes on pages 12 to 19 form part of these financial statements.

On behalf of the Board:



/s/ EFA Ford
Director

Consolidated Cash Flow Statement
for the year ended 31 August 1998

Reconciliation of operating profit to net cash inflow from                        1998                   1997
 operating  activities                                                          (Pounds)               (Pounds)

Operating profit                                                                438,180                 400,285
Loss on sale of fixed assets                                                      2,562                       -
Depreciation charges                                                            136,635                  84,409
Amortisation of goodwill                                                          5,844                   4,870
Increase in stocks                                                              (12,273)                 (7,693)
Increase in debtors                                                             (92,161)               (309,349)
Increase in creditors                                                           175,825                 455,676
Sale of short term investment                                                         -                   1,041

                                                                                -------                --------

Net cash inflow from operating activities                                       654,613                 629,239
                                                                                =======                ========

CASH FLOW STATEMENT                                                               1998                   1997
                                                                                (Pounds)               (Pounds)

Net cash inflow from operating activities                                       654,613                 629,239

Returns on investments and servicing of finance
Interest paid                                                                   (20,436)                (12,775)
Interest received                                                                35,989                  13,250

Taxation
Corporation tax paid (including ACT)                                           (124,416)                (29,475)

Capital expenditure
Payments to acquire tangible fixed assets                                      (400,462)               (240,821)
Proceeds from sale of fixed assets                                                5,250                       -

Acquisitions (Note 3)
Payments to acquire investments in subsidiary undertakings                      (27,800)                (61,442)

Equity dividends paid                                                          (111,956)                (79,650)
                                                                               --------                --------

Net cash flow before financing                                                   10,781                 218,326

Financing
Repayment of long term loan                                                      (3,401)                 (1,728)
Finance lease advances                                                          151,325                 126,328
Capital element of finance lease repayments                                     (68,099)                (18,636)

                                                                               --------                --------

Increase in cash in the period                                                   90,606                 324,290
                                                                               ========                ========

Notes to the Cash Flow Statement

1   Reconciliation of net cash flow to movement in net funds (note 2)       (Pounds)      (Pounds)
    Increase in cash in the period                                            90,606
    Cash inflow from increase in debt and lease financing                     71,500
                                                                            --------
    Change in net debt resulting from cash flows                                           162,106
    New finance leases                                                                    (151,325)
                                                                                         ---------
    Change in net debt                                                                      10,781
    Net funds at 1 September 1997                                                          543,341
                                                                                         ---------
    Net funds at 31 August 1998                                                            554,122
                                                                                         =========

2    Analysis of changes in net funds
                                              At 1 Sept          Cash          Other non     At 31 Aug
                                                1997             Flows           cash          1998
                                                                                changes
                                                (Pounds)       (Pounds)         (Pounds)      (Pounds)
     Cash at bank and in hand                 1,132,360        (14,914)                      1,117,446
     Overdrafts                                (436,589)       105,520                        (331,069)
                                                             ---------
                                                                90,606
     Debt due within 1 year                      (2,657)         3,401          (3,339)         (2,595)
     Debt due after 1 year                      (23,547)                         3,339         (20,208)
     Finance leases                            (126,226)        68,099        (151,325)       (209,452)
                                              ---------      ---------       ---------      ----------
     TOTAL                                      543,341        162,106        (151,325)        554,122
                                               ========      =========       =========      ==========

3    Purchase of subsidiary undertaking                                                       (Pounds)

     Payment of deferred consideration                                                          27,800
                                                                                            ==========

Notes
(forming part of the financial statements)

1    Accounting policies

     The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.

     Basis of preparation

     The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.

     Turnover

     Turnover represents commission from services, excluding Value Added Tax.

     Tangible fixed assets

     Depreciation is provided by the company at the following annual rates in order to write off each asset over its estimated useful life.

     Land and buildings       -  in accordance with the life of the lease
     Office equipment         -  30% on reducing balance
     Fixtures and fittings    -  15% on reducing balance
     Motor vehicles           -  25% on reducing balance

     Stocks

     Stocks are stated at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

     Investments

     Current asset investments are stated at the lower of cost and net realisable value.

     Deferred taxation

     Provision is made at current rates for taxation deferred in respect of all material timing differences except to the extent that, in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

     Leases

     Where the company enters into a lease which entails taking substantially all the risks and rewards of ownership of an asset, the lease is treated as a `finance lease'. The asset is recorded in the balance sheet as a tangible fixed asset and is depreciated over its estimated useful life or the term of the lease, whichever is shorter. Future instalments under such leases, net of finance charges, are included within creditors. Rentals payable are apportioned between the finance element, which is charged to the profit and loss account, and the capital element which reduces the outstanding obligation for future instalments.

     All other leases are accounted for as `operating leases' and the rentals are charged to the profit and loss account on a straight line basis over the life of the lease.

     Foreign currencies

     Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of transaction. Exchange differences are taken into account in arriving at the operating result.

     Pensions

     The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the profit and loss account.

     Goodwill

     Goodwill on consolidation is capitalised and amortised over ten years.

2    Operating profit

     Operating profit is stated after charging:

                                                           1998        1997
                                                         (Pounds)    (Pounds)

     Depreciation - assets held under finance leases     70,514        28,815
     Depreciation - owned assets                         66,121        55,594
     Auditors' remuneration - as auditors                24,421        15,750
                            - for other services          4,500             -

                                                         ======        ======

     The auditors remuneration for auditing the financial statements of the company was (Pounds)15,532.



3    Remuneration of directors
                                                           1998        1997
                                                         (Pounds)    (Pounds)


     Directors' emoluments                              323,090       164,813
     Pension contributions                               22,801        16,557

                                                        -------       -------
                                                        345,891       181,370
                                                        =======       =======

     The emoluments of the Chairman, who was also the highest paid director, were (Pounds)81,884.

4    Staff numbers and costs

     The average number of people employed by the group (excluding directors), analysed by category was as follows:

                                                                           1998          1997
                                                                         (Pounds)      (Pounds)
     Administration                                                           54            28
     Selling                                                                  12            10
                                                                        --------      --------
                                                                              66            38
                                                                        ========      ========
     The aggregate payroll cost of these persons was as follows:

                                                                           1998          1997
                                                                         (Pounds)      (Pounds)

     Wages and salaries                                                  723,123       367,418
     Social Security costs                                                58,671        34,092
     Pension costs                                                        11,778         6,556
                                                                        --------      --------
                                                                         793,572       408,066
                                                                        ========      ========
5    Interest receivable and similar income

                                                                           1998          1997
                                                                         (Pounds)      (Pounds)

     Bank interest                                                        35,989        13,250
                                                                        ========      ========
6    Interest payable and similar charges

                                                                           1998          1997
                                                                         (Pounds)      (Pounds)

     Loan interest                                                         3,926         5,205
     Interest on ACT                                                         173             -
     Bank interest paid                                                      514             -
     Finance lease interest                                               15,823         7,570
                                                                        --------      --------
                                                                          20,436        12,775
                                                                        ========      ========
7    Taxation

                                                                           1998          1997
                                                                         (Pounds)      (Pounds)

     UK corporation tax                                                  113,328       120,656
     Overprovision in prior year                                          (1,904)       (1,621)
                                                                        --------      --------
                                                                         111,424       119,035
                                                                        ========      ========

8    Intangible fixed assets

                                                                                    Goodwill
                                                                                    (Pounds)
     Cost
     At 1 September 1997                                                              58,445
     Additions                                                                             -
                                                                                   ---------
     At 31 August 1998                                                                58,445
                                                                                   ---------
     Amortisation
     At 1 September 1997                                                               4,870
     Charge for year                                                                   5,844
                                                                                   ---------
     At 31 August 1998                                                                10,714
                                                                                   ---------
     Net book value
     At 31 August 1998                                                                47,731
                                                                                   =========
     At 31 August 1997                                                                53,575
                                                                                   =========

9    Tangible fixed assets
     Group

                                Leasehold      Office  Fixtures and        Motor       Total
                                 property   equipment      fittings     vehicles
                                 (Pounds)    (Pounds)      (Pounds)     (Pounds)    (Pounds)
     Cost
     At 1 September 1997           55,081     306,159       101,068       88,084     550,392
     Additions                     29,540     214,599        40,985      115,338     400,462
     Disposals                          -           -             -      (14,495)    (14,495)
                                ---------   ---------     ---------    ---------   ---------

     At 31 August 1998             84,621     520,758       142,053      188,927     936,359
                                ---------   ---------     ---------    ---------   ---------
     Depreciation
     At 1 September 1997           18,051     113,933        52,151       22,529     206,664
     Charge for year                7,002      88,290        11,353       29,990     136,635
     Disposals                          -           -             -       (6,683)     (6,683)
                                ---------   ---------     ---------    ---------   ---------
     At 31 August 1998             25,053     202,223        63,504       45,836     336,616
                                ---------   ---------     ---------    ---------   ---------
     Net book value
     At 31 August 1998             59,568     318,535        78,549      143,091     599,743
                                =========   =========     =========    =========   =========
     At 31 August 1997             37,030     192,226        48,917       65,555     343,728
                                =========   =========     =========    =========   =========

     Company

                                       Leasehold       Office    Fixtures and         Motor       Total
                                        property    equipment        fittings      vehicles
                                        (Pounds)      (Pounds)        (Pounds)      (Pounds)    (Pounds)
     Cost
     At 1 September 1997                  53,007       290,236          55,265        87,384      485,892
     Additions                            29,540       214,599          40,310       115,338      399,787
     Disposals                                 -             -               -       (13,795)     (13,795)
                                       ---------   -----------    ------------    ----------   ----------
     At 31 August 1998                    82,547       504,885          95,575       188,927      871,884
                                       ---------   -----------    ------------    ----------   ----------
     Depreciation
     At 1 September 1997                  15,976       101,487          13,073        21,829      152,365
     Charge for year                       7,002        87,020           6,705        29,990      130,717
     Disposals                                 -             -               -        (5,983)      (5,983)
                                       ---------   -----------    ------------    ----------   ----------
     At 31 August 1998                    22,978       188,507          19,778        45,836      277,099
                                       ---------   -----------    ------------    ----------   ----------
     Net book value
     At 31 August 1998                    59,569       316,328          75,797       143,091      594,785
                                       ---------   -----------    ------------    ----------   ----------
     At 31 August 1997                    37,031       188,749          42,192        65,555      333,527
                                       =========   ===========    ============    ==========   ==========

     The net book value of fixed assets of (Pounds)599,743 includes an amount of (Pounds)215,332 in respect of assets held under finance leases.


10   Investments

                                                                                      1998        1997
                                                                                    (Pounds)    (Pounds)

Shares in subsidiary undertakings                                                    112,761      112,761
                                                                                  ==========   ==========

     On 19/th/ November 1996 the company purchased 51% of the ordinary share capital of Lombard Guildhouse plc for consideration of (Pounds)112,761. On 15/th/ January 1999 the company exercised its option and purchased the remaining 49% of the ordinary share capital of Lombard Guildhouse plc for (Pounds)105,925.

     The principal activities of Lombard Guildhouse plc during the period under review were pawnbroking, cheque encashment, and the retail of gold and jewellery.

11   Debtors

                                                        Group                              Company
                                                        1998               1997              1998              1997
                                                       (Pounds)          (Pounds)          (Pounds)          (Pounds)
     Trade debtors                                     487,556           433,318           356,366           289,939
     Other debtors                                      30,664            48,616            22,329            28,809
     Amounts owed by subsidiary undertakings                 -                 -                 -            34,194
     ACT recoverable                                    29,881             1,853            27,989                 -
     Prepayments and accrued income                    139,879            84,004           136,527            81,911
                                                       -------           -------           -------           -------
                                                       687,980           567,791           543,211           434,853
                                                       =======           =======           =======           =======

12   Creditors: amounts falling due within one year

                                                                Group                              Company
                                                                 1998              1997              1998              1997
                                                               (Pounds)          (Pounds)          (Pounds)          (Pounds)
     Bank loans and overdrafts                                 333,664           439,246           331,069           436,589
     Obligations under finance leases                           96,483            45,652            96,483            45,652
     Trade creditors                                            95,550           103,847            93,983            87,029
     Amounts owed to subsidiary company                              -                 -            26,909                 -
     Other creditors                                           901,591           772,733           901,591           772,315
     Corporation tax                                           110,849            95,813            98,751            88,404
     Other taxation and social security                         33,522               621            32,634                19
     Accruals and deferred income                               96,673           102,110            88,030            84,386
                                                             ---------         ---------         ---------         ---------
                                                             1,668,332         1,560,022         1,669,450         1,514,394
                                                             =========         =========         =========         =========

13   Creditors: amounts falling due after more than one year

                                                                Group                              Company
                                                                 1998              1997              1998              1997
                                                               (Pounds)          (Pounds)          (Pounds)          (Pounds)
     Bank loan                                                  20,208            23,547                 -                 -
     Obligations under finance leases                          112,969            80,574           112,969            80,574
                                                               -------           -------           -------            ------
                                                               133,177           104,121           112,969            80,574
                                                               =======           =======           =======            ======

14   Loans and overdrafts

     An analysis of the maturity of bank loans and overdrafts is given below:

                                                                Group                              Company
                                                                 1998              1997              1998              1997
                                                               (Pounds)          (Pounds)          (Pounds)          (Pounds)
     Amounts falling due:
     Within one year                                           333,664           439,246           331,069           436,589
     Between one and two years                                   2,925             3,105                 -                 -
     Between two and five years                                 11,204            12,537                 -                 -
     In more than five years                                     6,079             7,905                 -                 -
                                                               -------           -------           -------           -------
                                                               353,872           462,793           331,069           436,589
                                                               =======           =======           =======           =======

15   Secured debts

     The following secured debts are included within creditors:

                                                                                      1998              1997
                                                                                    (Pounds)          (Pounds)
     Bank loan                                                                       22,803            26,204
     Obligations under finance leases                                               209,452           126,226

                                                                                   ========          ========

     The bank loan is secured by a charge over the assets of Lombard Guildhouse plc.

     Obligations under finance leases are secured on the assets to which they relate.

16   Deferred taxation

     No provision has been made for deferred taxation. Timing differences amounting to (Pounds)86,321 in respect of accelerated capital allowances (1997: accelerated capital allowances of (Pounds)18,370) would result in a deferred tax liability of (Pounds)26,759 using the full provision method.

17   Obligations under finance leases

     The minimum lease payments to which the group and company is committed fall due as follows:

                                                                                     1998               1997
                                                                                   (Pounds)           (Pounds)

     Within one year                                                               114,685             58,861
     In the second to fifth years inclusive                                        111,848             96,060
                                                                                   -------            -------
                                                                                   226,533            154,921
     Amount representing future finance changes                                    (17,081)           (28,695)
                                                                                   -------            -------
     Obligation under finance leases                                               209,452            126,226
                                                                                   =======            =======

18   Related party transactions

     Mr E F A Ford owns the premises from which Lombard Guildhouse plc trades. He charges the company (Pounds)10,000 per annum rent for the use of the building. Included within other debtors is (Pounds)5,331 (1997:
     (Pounds)16,947) due from Mr Ford. This amount was repaid to the company on 5 February 1999.

     Mr R Tang is a partner in Tang Bowler Wiseman. During the year Cash Centres Limited was charged (Pounds)2,820 for accountancy and statutory work by Tang Bowler Wiseman.

19   Called up share capital

                                                                                     1998               1997
                                                                                   (Pounds)           (Pounds)
     Authorised
      Ordinary shares of (Pounds)1 each                                         10,000,000              6,000
                                                                                ==========           ========
     Allotted, issued and fully paid
      Ordinary shares of (Pounds)1 each                                            204,300              5,310
                                                                                ==========           ========

     On 10/th/ July 1998 the authorised share capital was increased to (Pounds)10,000,000 of ordinary shares of (Pounds)1 each and there was also a bonus issue of 198,990 ordinary shares of (Pounds)1 each.

Cash Centres Limited

20   Reserves

     Group

                                                                  Share             Profit and                  Total
                                                                premium                   loss
                                                                account                account
                                                               (Pounds)               (Pounds)                (Pounds)
     At beginning of year                                      198,990                187,745                 386,735
     Profit for the financial year                                   -                210,324                 210,324
     Bonus issue                                              (198,990)                     -                (198,990)
                                                            ----------              ---------              ----------
     At end of year                                                  -                398,069                 398,069
                                                            ==========              =========              ==========
     Company
                                                                  Share             Profit and                  Total
                                                                premium                   loss
                                                                account                account
                                                               (Pounds)               (Pounds)                (Pounds)

     At beginning of year                                      198,990                172,392                 371,382
     Profit for the financial year                                   -                195,323                 195,323
     Bonus issue                                              (198,990)                     -                (198,990)
                                                            ----------              ---------              ----------
     At end of year                                                  -                367,715                 367,715
                                                            ==========              =========              ==========

     On 10/th/ July 1998 the share premium account was utilised by way of a bonus issue of shares.

     As permitted by s230 of the Companies Act 1985 the company has not presented its profit and loss account.

12   Reconciliation of movements in shareholders' funds

                                                                                        1997                    1996
                                                                                      (Pounds)                (Pounds)
     Profit for the financial year                                                    322,280                 262,295
     Dividends                                                                       (111,956)                (79,650)
                                                                                     --------                 -------
                                                                                      210,324                 182,645
     Shares issued during year                                                              -                       -
                                                                                     --------                 -------
     Net addition to shareholders' funds                                              210,324                 182,645
     Opening shareholders' funds                                                      392,045                 209,400
                                                                                     --------                 -------
     Closing shareholders' funds                                                      602,369                 392,045
                                                                                     ========                 =======

Lombard Guildhouse plc

     Directors' report and financial statements

     for the year ended 31 August 1999

     Registered number 2261206

Directors' report and financial statements


Contents                                          Page

Company information                               2


Directors' report                                 3


Statement of directors' responsibilities          4


Auditors' report                                  5


Profit and loss account                           6


Balance sheet                                     7


Cash Flow Statement                               8-9


Notes to the Financial Statements                 10-15

Company information


Directors:          EFA Ford
                    WJ Bowman (resigned 24 February 1999)
                    RLO Tang


Secretary:          RLO Tang



Registered Office:  E3 The Premier Centre
                    Abbey Park
                    Romsey
                    Hants


Registered Number:  2261206 (England and Wales)


Auditors:           KPMG
                    Registered Auditors
                    Chartered Accountants
                    St James' Square
                    Manchester
                    M2 6DS

Directors' report

The directors present their annual report and the audited financial statements of the company for the year ended 31 August 1999.

Principal activities

The principal activities of the company in the year under review were that of pawnbroking, cheque encashment and retailers of jewellery and gold products.

Dividends and transfer to reserves

The directors do not propose the payment of a dividend (1998: (Pounds)nil). The retained profit for the year of (Pounds)59,558 (1998: (Pounds)40,875) is transferred to reserves.

Payment of creditors

It is the company's payment policy to negotiate payment terms with its suppliers to ensure that they know the term on which payment will take place when the business is agreed. It is our policy to abide by these terms.

Directors and directors' interests

The directors who held office during the year and their interests in the (Pounds)1 Ordinary shares of the company and the parent company at the end of the financial year were as follows:


                  Cash Centres Limited             Lombard Guildhouse plc

            31 August 1999   31 August 1998    31 August 1999   31 August 1998

Ford                86,156           86,156                 -           49,000
WJ Bowman           27,981           27,981                 -                -
RLO Tang            21,787           21,787                 -                -


Directors shareholdings include shares held by family members.

Year 2000

Cash Centres Limited has completed a Year 2000 project to ensure that all computer hardware and software used by the company operates correctly up to 31 December 1999 and into the Year 2000.

Donations

During the year the company did not make any political or charitable donations.

Auditors

In accordance with Section 385 of the Companies Act 1985, a resolution for the re-appointment of KPMG as auditors of the company is to be proposed at the forthcoming Annual General Meeting.

On behalf of the Board



/s/ EFA Ford
Director

Statement of directors' responsibilities


Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss for that period. In preparing those financial statements, the directors are required to


 .    select suitable accounting policies and then apply them consistently;

 .    make judgements and estimates that are reasonable and prudent;

 .    state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

 .    prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.


The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They have general responsibility for taking such steps as are reasonably open to them to safeguard the assets of the company and to prevent and detect fraud and other irregularities.

Report of the auditors to the members of Lombard Guildhouse plc

We have audited the financial statements on pages 6 to 15.

Respective responsibilities of directors and auditors

As described on page 4 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluate the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 August 1999 and of its profit for the year then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985.



/s/ KPMG                                          10 December 1999
Chartered Accountants
Registered Auditors

Profit and loss account
for the year ended 31 August 1999

                                                      Note          Year ended            Year ended
                                                                  31 August 1999       31 August 1998
                                                                     (Pounds)              (Pounds)
Turnover                                                 1            231,575                 241,403
Cost of sales                                                         (66,879)                (84,462)
                                                                     --------                --------
Gross profit                                                          164,696                 156,941
Administrative expenses                                               (87,622)               (101,275)
                                                                     --------                --------
Operating profit                                         3             77,074                  55,666

Interest payable and similar charges                     4             (2,535)                 (2,118)
                                                                     --------                --------
Profit on ordinary activities before taxation                          74,539                  53,548
Tax on profit on ordinary activities                     5            (14,981)                (12,673)
                                                                     --------                --------
Retained profit for the financial year                                 59,558                  40,875
Retained profit brought forward                                        87,030                  46,155
                                                                     --------                --------
Retained profit carried forward                                       146,588                  87,030
                                                                     ========                ========

The notes on pages 10 to 15 form part of these financial statements.

The turnover and profit for the year and the previous year have been derived from continuing activities.

The company has no recognised gains or losses other than the profit for the current year and for the previous year.

Balance sheet
at 31 August 1999

                                                    Note           31 August 1999                       31 August 1998
                                                               (Pounds)     (Pounds)               (Pounds)      (Pounds)
Fixed assets
Tangible assets                                        6                      9,583                               4,959

Current assets
Stocks                                                 7         25,327                              22,238
Debtors                                                8        198,710                             171,678
Cash at bank and in hand                                         38,103                              34,154
                                                               --------                            --------
                                                                262,140                             228,070

Creditors: amounts falling due within one year         9        (25,135)                            (25,791)
                                                               --------                            --------
Net current assets                                                          237,005                             202,279

                                                                            -------                             -------
Total assets less current liabilities                                       246,588                             207,238

Creditors: Amounts falling due
 after more than one year                              10                         -                             (20,208)
                                                                            -------                             -------

                                                                            246,588                             187,030
                                                                            =======                             =======
Capital and reserves
Called up share capital                                14                   100,000                             100,000
Profit & loss account                                                       146,588                              87,030
                                                                            -------                             -------

Equity shareholders' funds                             18                   246,588                             187,030
                                                                            =======                             =======

On behalf of the Board:

/s/ EFA Ford
Director

Cash Flow Statement
for the period ended 31 August 1999

Reconciliation of operating profit to net cash inflow from            Year ended            Year ended
operating activities                                                31 August 1999        31 August 1998
                                                                       (Pounds)              (Pounds)
Operating profit                                                        77,074               55,666
Depreciation charges                                                     1,641                5,917
(Increase)/Decrease in stocks                                           (3,088)               1,248
Increase in debtors                                                    (28,924)              (4,507)
Increase in creditors                                                     (773)             (58,658)
                                                                       -------              -------
Net cash flow from operating activities                                 45,930                 (334)


CASH FLOW STATEMENT                                                   Year ended            Year ended
                                                                    31 August 1999        31 August 1998
                                                                       (Pounds)              (Pounds)

Net cash inflow from operating activities                               45,930                 (334)

Returns on investments and servicing of finance
Interest paid                                                           (2,535)              (2,118)

Taxation
Corporation tax paid (including ACT)                                   (10,377)              (8,023)

Capital expenditure
Payments to acquire tangible fixed assets                               (6,266)                (675)
                                                                       -------              -------
Net cash flow before financing                                          26,752              (11,150)

Financing
Repayment of long term loan                                            (22,803)              (3,401)
                                                                       -------              -------

Increase /(Decrease) in cash in the period                               3,949              (14,551)
                                                                       -------              -------

Notes to the Cash Flow Statement

1   Reconciliation of net cash flow to movement in net debt (note 2)        (Pounds)      (Pounds)

    Increase in cash in the period                                            3,949
    Repayment of debt                                                        22,803
                                                                           --------
    Change in net debt                                                                     26,752
    Net funds at 1 September 1998                                                          11,351
                                                                                         --------
    Net funds at 31 August 1999                                                            38,103
                                                                                         ========


2   Analysis of changes in net debt

                                     At 1 Sept   Cash Flows  Other   At 31 Aug
                                        1998      (Pounds)  changes     1999
                                      (Pounds)              (Pounds)  (Pounds)
    Cash at bank and in hand           34,154      3,949         -     38,103

    Debt due within 1 year             (2,595)     2,595         -          -
    Debt due after 1 year             (20,208)    20,208         -          -
                                      -------     ------     -----     ------
    TOTAL                              11,351     26,752         -     38,103
                                      =======     ======     =====     ======

Notes
(forming part of the financial statements)

1    Accounting policies

     The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.

     Basis of preparation

     The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.

     Turnover

     Turnover represents income from the pawnbroking loanbook, sales of jewellery and commission from cheque cashing.

     Tangible fixed assets

     Depreciation is provided by the company at the following annual rates in order to write off each asset over its estimated useful life.

     Leasehold property     -  10% on cost
     Plant and machinery    -  20% on cost
     Fixtures and fittings  -  10-20% on cost
     Motor vehicles         -  25% on cost

     Stocks

     Stocks are stated at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

     Deferred taxation

     Provision is made at current rates for taxation deferred in respect of all material timing differences except to the extent that, in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

2    Staff costs

                                                                        Year ended               Year ended
                                                                    31 August 1999           31 August 1998
                                                                          (Pounds)                 (Pounds)
     Wages and salaries                                                     27,813                   28,690
     Social security costs                                                   2,262                    2,397
                                                                            ------                   ------
                                                                            30,075                   31,087
                                                                            ======                   ======
     The average number of employees during the year was as follows:

     Office and Management                                                       2                        2
     Sales                                                                       3                        3
                                                                            ------                   ------
                                                                                 5                        5
                                                                            ======                   ======

3    Operating profit

     Operating profit is stated after charging:

                                                                        Year ended               Year ended
                                                                    31 August 1999           31 August 1998
                                                                          (Pounds)                 (Pounds)

     Depreciation - owned assets                                             1,641                    5,917
     Auditors' remuneration - as auditors                                    4,700                    9,069
                                                                            ======                   ======

     The directors did not receive any remuneration during the year.


4    Interest payable and similar charges

                                                                        Year ended               Year ended
                                                                    31 August 1999           31 August 1998
                                                                          (Pounds)                 (Pounds)

     Bank loan interest                                                      2,535                    1,945
     Interest on ACT                                                             -                      173
                                                                            ------                   ------
                                                                             2,535                    2,118
                                                                            ======                   ======

5  Taxation

                                                   Year ended       Year ended
                                               31 August 1999   31 August 1998
                                                     (Pounds)         (Pounds)

     UK corporation tax                                14,810           12,098
     Underprovision in prior years                        171              575
                                                       ------           ------
                                                       14,981           12,673
                                                       ======           ======

6    Tangible fixed assets

                          Leasehold  Plant and  Fixtures and     Motor    Total
                           property  machinery      fittings  vehicles
                           (Pounds)   (Pounds)      (Pounds)  (Pounds) (Pounds)
     Cost
     At 1 September 1998      2,074     15,924        46,478         -   64,476
     Additions                    -      4,370         1,895         -    6,265
     Disposals                    -          -             -         -        -
                              -----     ------        ------      ----   ------

     At 31 August 1999        2,074     20,294        48,373         -   70,741
                              -----     ------        ------      ----   ------

     Depreciation
     At 1 September 1998      2,074     13,717        43,726         -   59,517
     Charge for year              -      1,392           249         -    1,641
     Disposals
                              -----     ------        ------      ----   ------

     At 31 August 1999        2,074     15,109        43,975         -   61,158
                              -----     ------        ------      ----   ------

     Net book value
     At 31 August 1999            -      5,185         4,398         -    9,583
                              =====     ======        ======      ====   ======

     At 31 August 1998            -      2,207         2,752         -    4,959
                              =====     ======        ======      ====   ======

7    Stock

                                                                   31 August 1999         31 August 1998
                                                                         (Pounds)               (Pounds)
     Goods for resale                                                      25,327                 22,238
                                                                         ========               ========

8    Debtors

                                                                   31 August 1999         31 August 1998
                                                                         (Pounds)               (Pounds)

     Trade debtors                                                         78,829                131,190
     Other debtors                                                              -                  8,335
     Prepayments and accrued income                                         3,606                  3,352
     Amounts due from parent company                                      116,275                 26,909
     ACT recoverable                                                            -                  1,892
                                                                         --------               --------

                                                                          198,710                171,678
                                                                         ========               ========


9    Creditors: amounts falling due within one year

                                                                   31 August 1999         31 August 1998
                                                                         (Pounds)               (Pounds)

     Bank loans and overdrafts                                                  -                  2,595
     Trade creditors                                                        1,120                  1,567
     Amounts owed to parent company                                             -                      -
     Other creditors                                                            -                      -
     Corporation tax                                                       14,810                 12,098
     Other taxation and social security                                       532                    888
     Accruals and deferred income                                           8,673                  8,643
                                                                         --------               --------

                                                                           25,135                 25,791
                                                                         ========               ========

10   Creditors: amounts falling due after more than one year

                                                                   31 August 1999         31 August 1998
                                                                         (Pounds)               (Pounds)

     Bank Loans (see note 12)                                                   -                 20,208
                                                                         ========               ========

11   Loans and overdrafts

     An analysis of the maturity of bank loans is given below:

                                          31 August 1999        31 August 1998
                                                (Pounds)              (Pounds)
     Amounts falling due:
     Within one year                                   -                 2,595
     Between one and two years                         -                 2,925
     Between two and five years                        -                11,204
     In more than five years                           -                 6,079
                                                   -----                ------
                                                       -                22,803
                                                   =====                ======


12   Secured debts

     The following secured debts are included within creditors:

                                          31 August 1999        31 August 1998
                                                (Pounds)              (Pounds)

     Bank Loans                                        -                22,803
                                                   =====                ======

13   Deferred taxation

     No provision has been made for deferred taxation. Timing differences amounting to (Pounds)3,015 in respect of accelerated capital allowances (1998: (Pounds)1,215) would result in a deferred tax liability of (Pounds)603 using the full provision method.


14   Called up share capital

                                                      31 August 1999    31 August 1998
                                                            (Pounds)          (Pounds)
     Authorised, allotted, issued and fully paid
      100,000 Ordinary shares of (Pounds)1 each              100,000           100,000
                                                             =======           =======

15   Ultimate Parent Company

     Cash Centres Limited is the ultimate parent company of Lombard Guildhouse plc.

     On 15/th/ January 1999 Cash Centres Limited exercised its option and purchased the remaining 49% of the ordinary share capital of Lombard Guildhouse plc.

16   Related party transactions

     Lombard Guildhouse plc has a trading relationship with Cash Centres Limited involving the franchised operation of cheque cashing. During the period Lombard Guildhouse derived commission income of (Pounds)86,575 (1997:
     (Pounds)80,808) from this relationship. Cash Centres also charged Lombard Guildhouse (Pounds)6,000 (1998:(Pounds)7,560) for administrative services.

     Mr E F A Ford owns the premises from which Lombard Guildhouse trades. He charges the company (Pounds)10,000 per annum rent for the use of the building.

     Mr E F A Ford is also a director and shareholder of Cash Centres Limited.


17   Post balance sheet events

     On 1 September 1999, as part of a restructuring of the Cash Centres Limited group, the business and assets of Lombard Guildhouse plc were transferred to another group company, Cash Centres Retail Limited.


18   Reconciliation of movements in shareholders' funds

                                           31 August 1999       31 August 1998
                                                 (Pounds)             (Pounds)

     Profit for the financial year                 59,558               40,875
     Dividends                                          -                    -

                                                  -------              -------
     Net movement in shareholders' funds           59,558               40,875
     Opening shareholders' funds                  187,030              146,155

                                                  -------              -------
     Closing shareholders' funds                  246,588              187,030

                                                  =======              =======

Lombard Guildhouse plc

     Directors' report and financial statements

     for the year ended 31 August 1999

     Registered number 2261206

Directors' report and financial statements

Contents                                     Page
Company information                          2

Directors' report                            3-4

Statement of directors' responsibilities     5

Auditors' report                             6

Profit and loss account                      7

Balance sheet                                8

Cash Flow Statement                          9-10

Notes to the Financial Statements            11-16

Company information


Directors:          EFA Ford
                    WJ Bowman


Secretary:          WJ Bowman


Registered Office:  46 Whitby Road
                    Ellesmere Port
                    South Wirral


Registered Number:  2261206 (England and Wales)


Auditors:           KPMG
                    Registered Auditors
                    Chartered Accountants
                    St James Square
                    Manchester
                    M2 6DS

Directors' report

The directors present their annual report and the audited financial statements of the company for the year ended 31 August 1999.

Principal activities

The principal activities of the company in the year under review were that of pawnbroking, cheque encashment and retailers of jewellery and gold products.

Dividends and transfer to reserves

The directors do not propose the payment of a dividend (1998: (Pounds)nil). The retained profit for the year of (Pounds)59,558 (1998: (Pounds)40,875) is transferred to reserves.

Payment of creditors

It is the company's payment policy to negotiate payment terms with its suppliers to ensure that they know the term on which payment will take place when the business is agreed. It is our policy to abide by these terms.

Directors and directors' interests

The directors who held office during the year and their interests in the (Pounds)1 Ordinary shares of the company and the parent company at the end of the financial year were as follows:


                   Cash Centres Limited             Lombard Guildhouse plc

             31 August 1998    31 August 1997    31 August 1998  31 August 1997

EFA Ford             86,156             2,340            49,000          49,000
WJ Bowman            27,981               760                 -               -


Directors shareholdings include shares held by family members.

Year 2000

The Company has commenced a Year 2000 project to ensure that all computer hardware and software used by the company operates correctly up to 31 December 1999 and into the Year 2000.

The project commenced on 4 January 1999 with 90% of the conversion and compliance testing scheduled for completion by 31 March 1999. Any remaining analysis and conversion will be completed by 31 July 1999.

The project includes:

 .    Inventory of all hardware

 .    Inventory of all Operating Systems

 .    Inventory of all third party applications

 .    Inventory of all bespoke applications

All bespoke applications will be subjected to detailed analysis, conversion and testing.

Suppliers of third party software will be required to either provide written confirmation that their application is Year 2000 compliant or a version of the application with evidence that the application is compliant.

All hardware will be tested to ensure Year 2000 operability, any hardware found not to operate correctly will be upgraded or replaced.

Donations

During the year the company did not make any political or charitable donations.

Auditors

In accordance with Section 385 of the Companies Act 1985, a resolution for the re-appointment of KPMG as auditors of the company is to be proposed at the forthcoming Annual General Meeting.


On behalf of the Board



/s/ EFA Ford
Director

Statement of directors' responsibilities


Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss for that period. In preparing those financial statements, the directors are required to

 .    select suitable accounting policies and then apply them consistently;

 .    make judgements and estimates that are reasonable and prudent;

 .    state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

 .    prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They have general responsibility for taking such steps as are reasonably open to them to safeguard the assets of the company and to prevent and detect fraud and other irregularities.

Report of the auditors to the members of Lombard Guildhouse plc

We have audited the financial statements on pages 7 to 16.

Respective responsibilities of directors and auditors

As described on page 5 the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluate the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 August 1998 and of its profit for the year then ended and have been properly prepared in accordance with the provisions of the Companies Act 1985.


/s/ KPMG                                               25 February 1999
Chartered Accountants
Registered Auditors

Profit and loss account
for the year ended 31 August 1998

                                                             Note         Year ended           8 months ended
                                                                        31 August 1998         31 August 1997
                                                                           (Pounds)               (Pounds)
Turnover                                                        1            241,403                 186,338
Cost of sales                                                                (84,462)                (59,555)
                                                                           ---------              ----------
Gross profit                                                                 156,941                 126,783
Administrative expenses                                                     (101,275)                (73,964)
                                                                           ---------              ----------
Operating profit                                                3             55,666                  52,819

Other interest receivable and similar income                    4                  -                     224
Interest payable and similar charges                            5             (2,118)                 (2,191)
                                                                           ---------              ----------
Profit on ordinary activities before taxation                                 53,548                  50,852
Tax on profit on ordinary activities                            6            (12,673)                (21,011)
                                                                           ---------              ----------
Retained profit for the financial year                                        40,875                  29,841
Retained profit brought forward                                               46,155                  16,314
                                                                           ---------              ----------
Retained profit carried forward                                               87,030                  46,155
                                                                           =========              ==========

The notes on pages 11 to 16 form part of these financial statements.

The turnover and profit for the year and the previous year have been derived from continuing activities.

The company has no recognised gains or losses othr than the profit for the current year and for all pervious year.

Balance sheet
at 31 August 1998

                                       Note              31 August 1998               31 August 1997
                                                    (Pounds)      (Pounds)       (Pounds)        (Pounds)
Fixed assets
Tangible assets                           7                          4,959                         10,201

Current assets
Stocks                                    8           22,238                      23,486
Debtors                                   9          171,678                     167,132
Cash at bank and in hand                              34,154                      48,705
                                                     -------                     -------
                                                     228,070                     239,323

Creditors: amounts falling
 due within one year                     10          (25,791)                    (79,822)
                                                     -------                     -------
Net current assets                                                 202,279                        159,501
                                                                   -------                        -------
Total assets less current                                          207,238                        169,702
 liabilities

Creditors: Amounts falling due
 after more than one year                11                        (20,208)                       (23,547)
                                                                   -------                        -------
                                                                   187,030                        146,155
                                                                   =======                        =======

Capital and reserves
Called up share capital                  15                        100,000                        100,000
Profit & loss account                                               87,030                         46,155
                                                                   -------                        -------
Equity shareholders' funds               18                        187,030                        146,155
                                                                   =======                        =======


On behalf of the Board:



/s/ EFA Ford
Director

Cash Flow Statement
for the period ended 31 August 1998

Reconciliation of operating profit to net cash inflow from               Year ended           8 months ended
 operating  activities                                                 31 August 1998         31 August 1997
                                                                          (Pounds)               (Pounds)
Operating profit                                                           55,666                  52,819
Depreciation charges                                                        5,917                   4,150
Decrease/(Increase) in stocks                                               1,248                  (3,833)
Increase in debtors                                                        (4,507)                (31,547)
Increase in creditors                                                     (58,658)                 13,553
                                                                          -------                 -------
Net cash inflow from operating activities                                    (334)                 35,142

CASH FLOW STATEMENT                                                      Year ended           8 months ended 31
                                                                       31 August 1998            August 1997
                                                                          (Pounds)                (Pounds)
Net cash inflow from operating activities                                    (334)                 35,142

Returns on investments and servicing of finance
Interest paid                                                              (2,118)                 (2,191)

Taxation
Corporation tax paid (including ACT)                                       (8,023)                 (4,563)

Capital expenditure
Payments to acquire tangible fixed assets                                    (675)                 (1,473)
                                                                         --------                 -------
Net cash flow before financing                                            (11,150)                 26,915

Financing
Repayment of long term loan                                                (3,401)                 (1,728)
                                                                         --------                 -------

(Decrease)/Increase in cash in the period                                 (14,551)                 25,187
                                                                         ========                 =======

Notes to the Cash Flow Statement

1   Reconciliation of net cash flow to movement in net debt (note 2)         (Pounds)      (Pounds)
    Decrease in cash in the period                                            (14,551)
    Repayment of debt                                                           3,401
                                                                             --------
    Change in net debt                                                                      (11,150)
    Net funds at 1 September 1997                                                            22,501
                                                                                           --------
    Net funds at 31 August 1998                                                              11,351
                                                                                           ========

2   Analysis of changes in net debt

                                                  At 1 Sept      Cash           Other      At 31 Aug
                                                    1997         Flows         changes       1998
                                                  (Pounds)      (Pounds)      (Pounds)     (Pounds)
    Cash at bank and in hand                       48,705       (14,551)            -        34,154

    Debt due within 1 year                         (2,657)        3,401        (3,339)       (2,595)
    Debt due after 1 year                         (23,547)                      3,339       (20,208)
                                                 --------      --------       -------      --------
    TOTAL                                          22,501       (11,150)            -        11,351
                                                 ========      ========       =======      ========

Notes
(forming part of the financial statements)

1    Accounting policies

     The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.

     Basis of preparation

     The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.

     Turnover

     Turnover represents income from the pawnbroking loanbook, sales of jewellery and commission from cheque cashing.

     Tangible fixed assets

     Depreciation is provided by the company at the following annual rates in order to write off each asset over its estimated useful life.

     Leasehold property       - 10% on cost
     Plant and machinery      - 20% on cost
     Fixtures and fittings    - 10-20% on cost
     Motor vehicles           - 25% on cost

     Stocks

     Stocks are stated at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

     Deferred taxation

     Provision is made at current rates for taxation deferred in respect of all material timing differences except to the extent that, in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

2    Staff costs

                                                                                Year ended           8 months ended
                                                                            31 August 1998           31 August 1997
                                                                                  (Pounds)                 (Pounds)
Wages and salaries                                                                  28,690                   17,028
Social security costs                                                                2,397                    1,441
                                                                                    ------                   ------
                                                                                    31,087                   18,469
                                                                                    ======                   ======


     The average number of employees during the year was as follows:

     Office and Management                                                               2                        2
     Sales                                                                               3                        3
                                                                                    ------                   ------
                                                                                         5                        5
                                                                                    ======                   ======

3    Operating profit

     Operating profit is stated after charging:

                                                                                Year ended           8 months ended
                                                                            31 August 1998           31 August 1997
                                                                                  (Pounds)                 (Pounds)
     Depreciation - owned assets                                                     1,518                    4,150
     Auditors' remuneration - as auditors                                            9,069                    3,750
                                                                                    ======                   ======

     The directors did not receive any remuneration during the year.

4    Interest receivable and similar income

                                                                                Year ended           8 months ended
                                                                            31 August 1998           31 August 1997
                                                                                  (Pounds)                 (Pounds)
     Repayment supplement on overpaid tax                                               -                      224
                                                                                    ======                   ======

5    Interest payable and similar charges

                                                                                Year ended           8 months ended
                                                                            31 August 1998           31 August 1997
                                                                                  (Pounds)                 (Pounds)
     Bank loan interest                                                              1,945                    2,191
     Interest on ACT                                                                   173                        -
                                                                                    ------                   ------
                                                                                     2,118                    2,191

                                                                                    ======                   ======

6    Taxation

                                                                                Year ended           8 months ended
                                                                            31 August 1998           31 August 1997
                                                                                  (Pounds)                 (Pounds)
UK corporation tax                                                                  12,098                   12,011
Underprovision in prior years                                                          575                    9,000
                                                                                   -------                  -------
                                                                                    12,673                   21,011
                                                                                   =======                  =======


7    Tangible fixed assets

                                                   Leasehold      Plant and    Fixtures and      Motor         Total
                                                    property      machinery        fittings   vehicles
                                                    (Pounds)       (Pounds)        (Pounds)   (Pounds)       (Pounds)
Cost
At 1 September 1997                                   2,074        15,924           45,803        700        64,501
Additions                                                 -             -              675                      675
Disposals                                                 -             -                -       (700)         (700)

                                                     ------       -------          -------     ------       -------
At 31 August 1998                                     2,074        15,924           46,478          -        64,476
                                                     ------       -------          -------     ------       -------
Depreciation
At 1 September 1997                                   2,074        12,447           39,079        700        54,300
Charge for year                                           -         1,270            4,647                    5,917
Disposals                                                                                        (700)         (700)
                                                     ------       -------          -------     ------       -------
At 31 August 1998                                     2,074        13,717           43,726          -        59,517
                                                     ------       -------          -------     ------       -------
Net book value
At 31 August 1998                                         -         2,207            2,752          -         4,959
                                                     ======       =======          =======     ======       =======
At 31 August 1997                                         -         3,477            6,724          -        10,201
                                                     ======       =======          =======     ======       =======

8    Stock

                                              31 August 1998    31 August 1997
                                                    (Pounds)          (Pounds)
     Goods for resale                                 22,238            23,486
                                                    ========          ========

9    Debtors

                                              31 August 1998    31 August 1997
                                                    (Pounds)          (Pounds)
     Trade debtors                                   131,190           143,379
     Other debtors                                     8,335            19,807
     Prepayments and accrued income                    3,352             2,093
     Amounts due from parent company                  26,909                 -
     ACT recoverable                                   1,892             1,853
                                                    --------          --------
                                                     171,678           167,132
                                                    ========          ========

10   Creditors: amounts falling due within one year

                                              31 August 1998    31 August 1997
                                                    (Pounds)          (Pounds)
     Bank loans and overdrafts                         2,595             2,657
     Trade creditors                                   1,567            16,818
     Amounts owed to parent company                        -            34,194
     Other creditors                                       -               418
     Corporation tax                                  12,098             7,409
     Other taxation and social security                  888               602
     Accruals and deferred income                      8,643            17,724
                                                    --------          --------
                                                      25,791            79,822
                                                    ========          ========

11   Creditors: amounts falling due after more than one year

                                              31 August 1998    31 August 1997
                                                    (Pounds)          (Pounds)
     Bank Loans (see note 12)                         20,208            23,547
                                                    ========          ========

12    Loans and overdrafts

      An analysis of the maturity of bank loans is given below:

                                                                31 August 1998     31 August 1997
                                                                   (Pounds)          (Pounds)
      Amounts falling due:
      Within one year                                                  2,595               2,657
      Between one and two years                                        2,925               3,105
      Between two and five years                                      11,204              12,537
      In more than five years                                          6,079               7,905
                                                                      ------              ------
                                                                      22,803              26,204
                                                                      ======              ======


13    Secured debts

      The following secured debts are included within creditors:

                                                                31 August 1998     31 August 1997
                                                                   (Pounds)           (Pounds)
      Bank Loans                                                      22,803              26,204
                                                                      ======              ======

      The bank loan is secured by a charge over the assets of the company.


14    Deferred taxation

      No provision has been made for deferred taxation. Timing differences amounting to (Pounds)1,215 in respect of accelerated capital allowances (1997: (Pounds)5,405) would result in a deferred tax liability of (Pounds)255 using the full provision method.


15    Called up share capital

                                                                31 August 1998     31 August 1997
                                                                   (Pounds)           (Pounds)
      Authorised, allotted, issued and fully paid
         100,000 Ordinary shares of (Pounds)1 each                     100,000            100,000
                                                                ==============     ==============

16   Ultimate Parent Company

     Cash Centres Limited acquired 51% of the issued share capital on 30 November 1996 and exercised its option on 15 January 1999 to acquire the remaining 49%.

17   Related Party Transactions

     Lombard Guildhouse plc has a trading relationship with Cash Centres Limited involving the franchised operation of cheque cashing. During the period Lombard Guildhouse derived commission income of (Pounds)80,808 (1997:
     (Pounds)63,481) from this relationship. Cash Centres also charged Lombard Guildhouse (Pounds)7,560 for administrative services.

     Mr E F A Ford owns the premises from which Lombard Guildhouse trades. He charges the company (Pounds)10,000 per annum rent for the use of the building. Included within other debtors is (Pounds)5,331 (1997:
     (Pounds)16,947) due from Mr Ford. This amount was repaid to the company on 5 February 1999.

     The highest balance due to the company from Mr Ford during the year was (Pounds)20,081.

     Mr E F A Ford is also a director and shareholder of Cash Centres Limited.

18   Reconciliation of movements in shareholders' funds

                                                                       31 August 1998         31 August 1997
                                                                          (Pounds)               (Pounds)
Profit for the financial year                                                  40,875                 29,841
Dividends                                                                           -                      -

                                                                              -------                -------
Net movement in shareholders' funds                                            40,875                 29,841
Opening shareholders' funds                                                   146,155                116,314

                                                                              -------                -------
Closing shareholders' funds                                                   187,030                146,155

                                                                              =======                =======

Cash Centres Corporation Limited

     Interim unaudited financial statements

     for the three months ended 30 November 1999 and 1998

Interim unaudited financial statements

Contents                                                  Page
Interim unaudited consolidated profit and loss accounts      2


Interim unaudited consolidated balance sheet                 3


Interim unaudited company balance sheet                      4


Interim unaudited consolidated cash flow statements          5-6


Notes to the interim unaudited financial statements          7-14

Interim unaudited consolidated profit and loss accounts for the quarters ended 30 November 1999 and 1998

                                               Note           1999           1998
                                                            (Pounds)       (Pounds)
Turnover                                         1           912,429       934,388

Cost of sales                                                 (7,968)       (2,398)
                                                            --------       -------
Gross profit                                                 904,461       931,990
Administrative expenses                                      702,848       861,762
                                                            --------       -------
Operating profit                                 2           201,613        70,228

Interest receivable and similar income           5             3,851         8,743
Interest payable and similar charges             6            (2,211)       (5,266)
                                                            --------       -------
Profit on ordinary activities before                         203,253        73,705
Tax on profit on ordinary activities             7           (60,976)      (26,168)
                                                            --------       -------
Profit on ordinary activities after taxation                 142,277        47,537
Minority interests                                                 -        (5,055)
                                                            --------       -------
Profit for the period                                        142,277        42,482
Dividends paid and payable                                                       -
                                                            --------       -------
Retained profit for the period                               142,277        42,482
                                                            ========       =======

The notes on pages 11 to 18 form part of these interim unaudited financial statements.

The company has no recognised gains or losses other than the profit for the current year and for the previous year.

Interim unaudited consolidated balance sheet at 30 November 1999

                                            Note                      1999
                                                           (Pounds)            (Pounds)
Fixed assets
Intangible assets                             8           (587,648)
Tangible assets                               9            570,544
                                                        ----------
                                                                                 (17,106)
Current assets
Stocks                                                      67,712
Debtors                                      11          1,342,535
Cash at bank and in hand                                 2,330,916
                                                        ----------
                                                         3,741,164

Creditors: amounts falling
     due within one year                     12         (3,274,550)
                                                        ----------
Net current assets                                                               466,614
                                                                                 -------
Total assets  less current liabilities                                           449,508

Creditors: Amounts falling due after
 more than one year                          13                                  (80,253)
                                                                                 -------
                                                                                 369,255
                                                                                 =======
Capital and reserves
Called up share capital                      21                                  207,998
Share Premium Account                                                             18,981
Profit & loss account                        22                                  142,277
                                                                                 -------
                                                                                 369,255
                                                                                 =======

The notes on pages 11 to 18 form part of these interim unaudited financial statements.

Interim unaudited company balance sheet
at 30 November 1999

                                              Note                      1999
                                                             (Pounds)            (Pounds)
Fixed assets
Tangible assets                                 9
Investments                                    10            204,304
                                                             -------
                                                                                   204,304

Creditors: amounts falling
     due within one year                       12                 (4)
                                                             -------
                                                                                        (4)
                                                                                   -------
Net current assets                                                                 204,300
                                                                                   =======
Capital and reserves
Called up share capital                        20                                  204,300
Profit & loss account                                                                    -
                                                                                   -------
Equity shareholders' funds                                                         204,300
                                                                                   =======

The notes on pages 11 to 18 form part of these interim unaudited financial statements.

Interim unaudited consolidated Cash Flow Statements for the quarters ended 30 November 1999 and 1998

Reconciliation of operating profit to net cash inflow from                       1999                    1998
operating activities                                                           (Pounds)                (Pounds)
Operating profit                                                                201,613                  70,229
Depreciation charges                                                             32,149                  34,890
(Loss)/Profit on sale of fixed assets                                             5,110                  (6,890)
Amortisation of goodwill                                                                                  1,600
Decrease/(Increase) in stocks                                                   (25,747)                  3,963
Increase in debtors                                                            (190,739)               (146,761)
Increase in creditors                                                          (177,363)                 32,962
                                                                               --------                --------
Net cash outflow from operating activities                                     (154,977)                (10,007)
                                                                               ========                ========

CASH FLOW STATEMENTS                                                             1999                    1998
                                                                               (Pounds)                (Pounds)

Net cash outflow from operating activities                                     (154,977)                (10,007)

Returns on investments and servicing of finance
Interest paid                                                                    (2,211)                 (5,266)
Interest received                                                                 3,850                   8,743

Taxation
Refund of overpayment                                                                 -                   2,479

Capital expenditure
Payments to acquire tangible fixed assets                                       (74,890)                (69,532)
Proceeds from sale of fixed assets                                               12,000                  63,981


Equity dividends paid                                                                 -                       -
                                                                               --------                --------
Net cash flow before financing                                                 (216,228)                 (9,602)

Financing
New issue of shares                                                              22,679                       -
Repayment of long term loan                                                           -                    (662)
Finance lease advances                                                           17,500                       -
Capital element of finance lease repayments                                     (34,697)                (28,869)
                                                                               --------                --------
Decrease in cash in the period                                                 (210,746)                (39,133)
                                                                               ========                ========

Notes to the interim unaudited Cash Flow Statements


1    Reconciliation of net cash flow to movement in net funds (note 2)          1999          1998
                                                                              (Pounds)      (Pounds)
     Decrease in cash in the period                                          (210,744)       (39,133)
     Cash outflow from decrease in debt and lease financing                    34,697         29,531
                                                                            ---------       --------
     Change in net debt resulting from cash flows                            (176,047)        (9,602)
     New finance leases                                                       (17,500)             -
                                                                            ---------       --------
     Change in net debt                                                      (193,547)        (9,602)
     Net funds at 1 September                                               1,469,938        384,663
                                                                            ---------       --------
     Net funds at 30 November                                               1,276,391        375,061
                                                                            =========       ========

2    Analysis of changes in net funds

                                                  At 1 Sept      Cash           Other      At 30 Nov
                                                     1999        Flows        non cash       1999
                                                                               changes
                                                   (Pounds)     (Pounds)       (Pounds)     (Pounds)
     Cash at bank and in hand                     1,601,311       729,605           -      2,330,916
     Overdrafts                                           -      (940,349)          -       (940,349)
                                                                ---------
                                                                 (210,744)
     Debt due within 1 year                               -             -           -              -
     Debt due after 1 year                                -             -           -              -
     Finance leases                                (131,373)       17,197           -       (114,176)
                                                 ----------      --------         ---     ----------
     TOTAL                                        1,469,938      (193,547)          -      1,276,391
                                                 ==========      ========         ===     ==========

                                                 At 1 Sept        Cash        Other       At 30 Nov
                                                    1998          Flows      non cash       1998
                                                                              changes
                                                   (Pounds)      (Pounds)     (Pounds)     (Pounds)
     Cash at bank and in hand                     1,117,446       125,180                  1,242,626
     Overdrafts                                    (503,123)     (164,313)                  (667,436)
                                                                 --------
                                                                  (39,133)
     Debt due within 1 year                         (22,802)          662                    (22,140)
     Debt due after 1 year                                -             -           -              -
     Finance leases                                (206,858)       28,869                   (177,989)
                                                 ----------      --------         ---     ----------
     TOTAL                                          384,663        (9,602)          -        375,061
                                                 ==========      ========         ===     ==========

Notes
(forming part of the interim unaudited financial statements)

1    Accounting policies

     The following accounting policies have been applied consistently in dealing with items which are considered material in relation to the company's financial statements.

     Basis of preparation

     The financial statements have been prepared in accordance with applicable accounting standards and under the historical cost accounting rules.

     Turnover

     Turnover represents commission from services, excluding Value Added Tax.

     Tangible fixed assets

     Depreciation is provided by the company at the following annual rates in order to write off each asset over its estimated useful life.

     Land and buildings     -  in accordance with the life of the lease
     Office equipment       -  30% on reducing balance
     Fixtures and fittings  -  15% on reducing balance
     Motor vehicles         -  25% on reducing balance

     Stocks

     Stocks are stated at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

     Investments

     Current asset investments are stated at the lower of cost and net realisable value.

     Deferred taxation

     Provision is made at current rates for taxation deferred in respect of all material timing differences except to the extent that, in the opinion of the directors, there is reasonable probability that the liability will not arise in the foreseeable future.

     Leases

     Where the company enters into a lease which entails taking substantially all the risks and rewards of ownership of an asset, the lease is treated as a `finance lease'. The asset is recorded in the balance sheet as a tangible fixed asset and is depreciated over its estimated useful life or the term of the lease, whichever is shorter. Future instalments under such leases, net of finance charges, are included within creditors. Rentals payable are apportioned between the finance element, which is charged to the profit and loss account, and the capital element which reduces the outstanding obligation for future instalments.

     All other leases are accounted for as `operating leases' and the rentals are charged to the profit and loss account on a straight line basis over the life of the lease.

     Foreign currencies

     Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of transaction. Exchange differences are taken into account in arriving at the operating result.

     Pensions

     The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the profit and loss account.

     Goodwill

     Goodwill on consolidation is capitalised and amortised over ten years.



2    Operating profit

     Operating profit is stated after charging:

                                                                1999       1998
                                                            (Pounds)   (Pounds)

     Depreciation - assets held under finance leases          10,256     12,896
     Depreciation - owned assets                              21,893     21,994
     Loss/(Profit) on sale of assets                           5,110     (6,890)
     Auditors' remuneration - as auditors                      4,500      3,300
                            - for other services                   -
                                                              ======     ======

     The auditors remuneration for auditing the financial statements of the company was (Pounds)4,500.


1    Remuneration of directors

                                              1999          1998
                                          (Pounds)      (Pounds)

     Directors' emoluments                  54,698        83,282
     Pension contributions                       -         5,700
                                            ------        ------
                                            54,698        88,982
                                            ======        ======

     The emoluments of the Chairman, who was also the highest paid director, were (Pounds)31,500 (1998: (Pounds)21,118)

     None of the directors exercised any share options during the period.

4    Staff numbers and costs

     The average number of people employed by the group (excluding directors), analysed by category was as follows:

                                                 1999       1998
     Administration                                56         54
     Selling                                       14         12
                                                 ----       ----
                                                   70         66
                                                 ====       ====

     The aggregate payroll cost of these persons was as follows:

                                                           1999          1998
                                                       (Pounds)      (Pounds)

     Wages and salaries                                 197,433       191,652
     Social Security costs                               16,416        16,960
     Pension costs                                        3,113         4,451
                                                        -------       -------
                                                        216,962       213,064
                                                        =======       =======

5    Interest receivable and similar income

                                                           1999          1998
                                                       (Pounds)      (Pounds)

     Bank interest                                        3,851         8,743
                                                          =====         =====

6    Interest payable and similar charges

                                                           1999          1998
                                                       (Pounds)      (Pounds)

     Finance lease interest                               2,211         3,933
     Loan Interest                                            -         1,333
                                                          =====         =====

7    Taxation

                                                          1999           1998
                                                       (Pounds)      (Pounds)

     UK corporation tax                                  60,976        26,107
     Deferred tax charge                                      -             -
     Overprovision in prior year                              -             -
                                                         ------        ------
                                                         60,976        26,107
                                                         ======        ======

8    Intangible fixed assets

                                                                 Goodwill
                                                                 (Pounds)
     Cost
     At 1 September 1999                                                -
     Additions                                                    587,648
                                                                  -------

     At 30 November 1999                                          587,648
                                                                  -------
     Amortisation
     At 1 September 1999                                                -
     Charge for year                                                    -
                                                                  -------
     At 30 November 1999                                                -

     Net book value
     At 30 November 1999                                          587,648
                                                                  =======

     At 1 September 1999                                                -
                                                                  =======


9    Tangible fixed assets

     Group

                              Leasehold      Office  Fixtures and       Motor     Total
                               property   equipment      fittings    vehicles
                               (Pounds)    (Pounds)      (Pounds)    (Pounds)  (Pounds)
     Cost
     At 1 September 1999         82,546     543,374       143,312     174,164   943,396
     Additions                      508      24,413        11,133      38,994    75,048
     Disposals                        -           -             -     (26,793)  (26,793)
                                 ------     -------       -------     -------   -------
     At 30 November 1999         83,054     567,787       154,445     186,365   991,651
                                 ------     -------       -------     -------   -------

     Depreciation
     At 1 September 1999         26,540     268,112        72,555      55,644   425,851
     Charge for year              1,675      20,433         2,677       8,264    33,049
     Disposals                        -           -             -     (11,606)  (11,606)
                                 ------     -------       -------     -------   -------
     At 30 November 1999         28,215     288,545        75,232      52,302   447,294
                                 ------     -------       -------     -------   -------

     Net book value
     At 30 November 1999         54,839     279,242        79,213     134,063   547,357
                                 ======     =======       =======     =======   =======

     At 31 August 1999           56,006     275,262        70,757     118,518   517,545
                                 ======     =======       =======     =======   =======

     Company

     The company does not own any fixed assets.

     The net book value of fixed assets of (Pounds)547,357 includes an amount of (Pounds)145,582 in respect of assets held under finance leases.

10   Investments

                                                                         1999
                                                                     (Pounds)

     Shares in subsidiary undertakings                                204,304
                                                                      =======

11   Debtors

                                                       Group          Company
                                                        1999             1999
                                                    (Pounds)         (Pounds)

     Trade debtors                                   996,203                -
     Other debtors                                   252,130                -
     ACT recoverable                                       -                -
     Prepayments and accrued income                   94,203                -
                                                   ---------          -------
                                                   1,342,536                -
                                                   =========          =======

12   Creditors: amounts falling due within one year

                                                          Group       Company
                                                           1999          1999
                                                       (Pounds)      (Pounds)

     Bank loans and overdrafts                          940,349             -
     Obligations under finance leases                    64,359             -
     Trade creditors                                  1,779,380             -
     Amounts owed to subsidiary company                       -             4
     Other creditors                                     82,486             -
     Corporation tax including deferred taxation        246,950             -
     Other taxation and social security                  28,206             -
     Accruals and deferred income                       132,820             -
                                                      ---------       -------
                                                      3,274,550             4
                                                      =========       =======

13   Creditors: amounts falling due after more than one year

                                                          Group       Company
                                                           1999          1999
                                                       (Pounds)      (Pounds)

     Bank loan                                                -             -
     Obligations under finance leases                    49,818             -
     Deferred tax                                        30,435             -
                                                      ---------       -------
                                                         80,253             -
                                                      =========       =======

14   Loans and overdrafts

     An analysis of the maturity of bank loans and overdrafts is given below:

                                                          Group       Company
                                                           1999          1999
                                                       (Pounds)      (Pounds)

     Amounts falling due:
     Within one year                                          -             -
     Between one and two years                                -             -
     Between two and five years                               -             -
     In more than five years                                  -             -
                                                      ---------       -------
                                                              -             -
                                                      =========       =======

15   Secured debts

     The following secured debts are included within creditors:

                                                                  1999
                                                              (Pounds)

     Bank loan
     Obligations under finance leases                          114,177
                                                               =======

     Obligations under finance leases are secured on the assets to which they relate.


16   Deferred taxation

     A provision of (Pounds)35,773 has been made for deferred taxation. This provision represents a full provision for timing differences amounting to (Pounds)110,173 in respect of accelerated capital allowances (1998: accelerated capital allowances of (Pounds)86,321).

17   Obligations under finance leases

     The minimum lease payments to which the group and company is committed fall due as follows:

                                                                  1999
                                                              (Pounds)

     Within one year                                            71,725
     In the second to fifth years inclusive                     53,620
                                                               -------
                                                               125,345
     Amount representing future finance changes                (11,168)
                                                               -------
     Obligation under finance leases                           114,177
                                                               =======


18   Related party transactions

     Mr E F A Ford owns the premises from which Lombard Guildhouse plc trades. He charges the company (Pounds)10,000 per annum rent for the use of the building.


19   Provisions

     Included within other creditors is an amount of (Pounds)31,494 in respect of a provision made for losses on our London branch. The branch has been sold, subject to assignment of the lease, and therefore we have provided for the loss on disposal of the branch premises.

20   Called up share capital

                                                          1999            1998
                                                      (Pounds)        (Pounds)
     Authorised
       Ordinary shares of (Pounds)1 each            10,000,000      10,000,000
                                                    ==========      ==========
     Allotted, issued and fully paid
       Ordinary shares of (Pounds)1 each               207,998         204,300
                                                    ==========      ==========


21   Events since 30 November 1999

     On 15 December 1999, the Company entered into an agreement for the sale and purchase of shares with Dollar Financial UK Limited, an United Kingdom corporation, and Dollar Financial Group, an United States corporation.

31 Differences between United Kingdom Generally Accepted Accounting Principles ("UK GAAP") and United States Generally Accepted Accounting Principles ("US GAAP")

     The accompanying financial statements have been prepared in accordance with UK GAAP, and are presented in British Pounds. The accounting policies of the Company comply, with all material aspects, with US GAAP as of 30 November, 1999 and therefore the financial results are not materially different if prepared in accordance with US GAAP.

        UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

     The following unaudited condensed consolidated pro forma balance sheet as of September 30, 1999 and the unaudited condensed consolidated pro forma statements of operations for the three months ended September 30, 1999 and for the year ended June 30, 1999 set forth herein give effect to the acquisition by Dollar Financial Group, Inc. ("Company" or "DFG") of Cash Centres Corporation Limited ("CCCL") on December 15, 1999, to the acquisition by National Money Mart Company, a subsidiary of the Company, of CRU Cheques R Us, Inc. and Courtenay Money Mart Limited ("CRU") on November 18, 1999, Cash A Cheque Holdings Great Britain LTD. ("CAC") on July 7, 1999, Instant Cash Loans, LTD. ("ICL") on February 10, 1999 and to the acquisition by National Money Mart Company, a subsidiary of the Company, of Calgary Money Mart Partnership ("Calgary") on February 17, 1999 (collectively the "Acquisitions"). The unaudited condensed consolidated pro forma balance sheet assumes the acquisition of CCCL occurred on September 30, 1999. The unaudited condensed consolidated pro forma statements of operations for the three months ended September 30, 1999 and the year ended June 30, 1999 assume that these Acquisitions had occurred as of the beginning of the periods presented. See notes to the unaudited condensed consolidated pro forma financial statements for further explanation of these transactions.

     The unaudited condensed consolidated pro forma financial statements are not necessarily indicative of what the Company's results of operations and balance sheet would have been had the Acquisitions been consummated at the indicated dates, nor are they indicative of the Company's results of operations and balance sheet of any future period.

     For translation purposes of the unaudited condensed consolidated pro forma balance sheet, an exchange rate of $1.00=(Pounds).6073 has been utilized in connection with the acquisition of CCCL, which is an United Kingdom corporation, and $1.00=C$1.4665 has been utilized in connection with the acquisition of CRU, which is a Canadian corporation. For purposes of translating ICL's, CAC's and CCCL's operating results for the year ended June 30, 1999, an average exchange rate of $1.00=(Pounds).6002, $1.00=(Pounds).6092 and $1.00=(Pounds).6121,
respectively, has been used; for purposes of translating CAC's and CCCL's operating results for the three months ended September 30, 1999, an average exchange rate of $1.00=(Pounds).6342 and $1.00=(Pounds).6244, respectively, has been used. For purposes of translating Calgary's and CRU's operating results for the year ended June 30, 1999, an average exchange rate $1.00=C$1.5282 and $1.00=C$1.5059, respectively, has been used; for purposes of translating CRU's operating results for the three months ended September 30, 1999, an average exchange rate of $1.00=C$1.4797 has been used.

                         DOLLAR FINANCIAL GROUP, INC.
                       UNAUDITED CONDENSED CONSOLIDATED
                            PROFORMA BALANCE SHEET
                              SEPTEMBER 30, 1999
                                (In thousands)

                                                     Historical(b)
                                                    --------------
                                                                                                      Pro Forma
                                                                                     Pro Forma            as
                                                          DFG       CRU    CCCL    Adjustments(a)      Adjusted
                                                    ---------------------------------------------    -----------
  Assets
  Cash and cash equivalents                            $ 55,823     $210  $2,987       ($1,151)         $ 57,869
  Accounts receivable and other receivables              14,871      241   1,852             -            16,964
  Property and equipment, net                            17,381       93     896             -            18,370
  Intangible assets                                     114,296        -    (968)        8,830           122,158
  Prepaid expenses and other assets                       5,858       23     242             -             6,123
                                                    ---------------------------------------------    -----------
       Total assets                                    $208,229     $567  $5,009      $  7,679          $221,484
                                                    =============================================    ===========

  Liabilities and shareholder's equity
  Accounts payable and accrued expenses                $ 29,122     $359  $4,492      $      -          $ 33,973
  Revolving credit facilities                             7,852        -       -         8,307            16,159
  Long-term debt                                        132,683       18      79             -           132,780
  Shareholder's equity                                   38,572      190     438          (628)           38,572
                                                    ---------------------------------------------    -----------
       Total liabilities and shareholder's equity      $208,229     $567  $5,009      $  7,679          $221,484
                                                    =============================================    ===========

                         DOLLAR FINANCIAL GROUP, INC.
              UNAUDITED CONDENSED COMBINED CONSOLIDATED PRO FORMA
                            STATEMENT OF OPERATIONS
                     THREE MONTHS ENDED SEPTEMBER 30, 1999
                                (In thousands)


                                            Historical(b)
                                            -------------
                                                                                                    Pro Forma
                                                            (c)                   Pro Forma            as
                                                 DFG        CAC   CRU    CCCL    Adjustments        Adjusted
                                           -------------------------------------------------       ----------
Revenues                                       $34,832     $159   $297  $1,557         $   -          $36,845

Store and regional expenses:
    Salaries and benefits                       10,239       32     64     513                         10,848
    Occupancy                                    2,928       13     24      38                          3,003
    Depreciation                                   884        8     14      53                            959
    Other                                        7,229       18     53     544                          7,844
                                           -------------------------------------------------       ----------
Total store and regional expenses               21,280       71    155   1,148             -           22,654
Corporate expenses                               4,540       15     37       -                          4,592
Loss on store closings and sales                    44        -      -      61                            105
Other depreciation and amortization              1,478        1      -       -            78  (l)       1,557
Interest expense                                 4,170        -      5      (5)          182  (m)       4,352
                                           -------------------------------------------------       ----------
Income before income taxes                       3,320       72    100     353          (260)           3,585
Income tax provision                             2,108        -      -     346          (195) (n)       2,259
                                           -------------------------------------------------       ----------
Net income                                     $ 1,212     $ 72   $100  $    7          ($65)         $ 1,326
                                           =================================================       ==========

Pro forma adjusted EBITDA (o)                                                                         $10,493
                                                                                                   ==========

                         DOLLAR FINANCIAL GROUP, INC.
                  UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                            STATEMENT OF OPERATIONS
                           YEAR ENDED JUNE 30, 1999
                                (In thousands)

                                            Historical(d)
                                            -------------
                                                                                                                          Pro Forma
                                                           (e)     (f)                            Pro Forma                  as
                                                 DFG       ICL   Calgary   CAC     CRU    CCCL   Adjustments              Adjusted
                                            ----------------------------------------------------------------              ---------
Revenues                                      $120,979   $3,912  $1,148  $7,681  $1,023  $6,229        ($327) (g),(h),(i)  $140,645

Store and regional expenses:
  Salaries and benefits                         35,329      554     179   1,740     366   2,282         (240) (g),(i),(k)    40,210
  Occupancy                                      9,609      266      77     602     128     160          (27) (i)            10,815
  Depreciation                                   2,227      111       9     598      48     229          (18) (i)             3,204
  Other                                         23,764      636     123   2,187     266   2,527         (134) (g),(i),(k)    29,369
                                            ----------------------------------------------------------------              ---------
Total store and regional expenses               70,929    1,567     388   5,127     808   5,198         (419)                83,565
Corporate expenses                              13,648      542      44     927       -       -          (97) (j)            15,064
Loss on store closings and sales                   103        -       -       -       -      51          (51) (i)               103
Other depreciation and amortization              5,706       35       -      38       -      10          850  (l)             6,639
Recapitalization costs                          12,575        -       -       -       -       -                              12,575
Interest expense                                16,401       99       -      79      21     (23)       2,532  (m)            19,109
                                            ----------------------------------------------------------------              ---------
Income before income taxes and
  extraordinary item                             1,617    1,669     716   1,510     194     993       (3,142)                 3,557
Income tax provision                             3,881      517       -     167      77     353          547  (n)             5,542
                                            ----------------------------------------------------------------              ---------
(Loss) income before extraordinary item         (2,264)   1,152     716   1,343     117     640       (3,689)                (1,985)
Extraordinary loss on debt extinguishment
  (net of income tax benefit of $45)                85        -       -       -       -       -                                  85
                                            ----------------------------------------------------------------              ---------
Net (loss) income                              ($2,349)  $1,152  $  716  $1,343  $  117  $  640      ($3,689)               ($2,070)
                                            ================================================================              =========

Pro forma adjusted EBITDA (o)                                                                                              $ 45,177
                                                                                                                          =========

                   NOTES TO UNAUDITED CONDENSED CONSOLIDATED

                         PRO FORMA FINANCIAL STATEMENTS


Acquisitions

The acquisition of CCCL for approximately $8.4 million was funded through the Company's revolving credit facility. The acquisition was accounted for under the purchase method of accounting.

The acquisition of CRU for approximately $1.1 million was funded through excess internal cash. The acquisition was accounted for under the purchase method of accounting.

The acquisition of CAC for approximately $12.5 million was funded through excess internal cash and the Company's revolving credit facility. The acquisition was accounted for under the purchase method of accounting.

The acquisition of ICL for approximately $11.4 million was funded solely with the issuance of the Company's 10 7/8% Senior Subordinated Notes due 2006. The acquisition was accounted for under the purchase method of accounting.

The acquisition of Calgary for approximately $5.6 million was also funded solely with the issuance of the Company's 10 7/8% Senior Subordinated Notes due 2006 and was accounted for under the purchase method of accounting.

The pro forma results of operations adjustments for the three months ended September 30, 1999 and for the year ended June 30, 1999 are those necessary to reflect the Company's results of operations as if the Acquisitions had taken place as of the beginning of the periods presented.

The pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable. The unaudited pro forma financial statements are provided for informational purposes only and are not necessarily indicative of the Company's results of operations that would actually have been obtained had such Acquisitions been completed as of the beginning of the periods presented, or that may be obtained in the future.

Notes

(a) Represents the recording of assets and liabilities of CCCL under the purchase method of accounting as though the acquisition had occurred on September 30, 1999. These amounts include recording the excess of cost over the fair value of net assets acquired (goodwill).

(b) Represents the historical consolidated financial statements of the Company as of and for the three months ended September 30, 1999 which includes the period after the acquisition of CAC beginning July 8, 1999.

(c) Represents results of operations for CAC from July 1, 1999 through July 7, 1999, the date of acquisition.

(d) Represents the historical consolidated statement of operations of the Company for the year ended June 30, 1999 which include the periods after the acquisitions of ICL and Calgary beginning February 11, 1999 and February 18, 1999, respectively.

(e) Represents results of operations for ICL from July 1, 1998 through February 10, 1999, the date of acquisition.

(f) Represents results of operations for Calgary from July 1, 1998 through February 17, 1999, the date of acquisition.

(g) Represents the revenues of the pawn brokering segment of ICL, (which was not purchased by the Company) of $78,000 for the year ended June 30, 1999. Also, reflects the salaries and benefits and other expenses of the pawn brokering segment of ICL of $15,000 and $13,000 for the year ended June 30, 1999.

(h) Represents increase in returned items from post-dated checks due to the elimination of the use of check guarantee cards. During the year ended June 30, 1999, ICL was protected from returned items for any check under (Pounds)1,500 by the issuing bank when a check guarantee identification was presented. This protection was eliminated and the charge, had this change been effective as of the beginning of the periods presented, is approximately $188,000.

(i) Reflects the activity of CCCL's London site that was opened and sold during the year ended June 30, 1999. The revenues from this site aggregated $61,000 and store and regional expenses consisting of salaries and benefits, occupancy, depreciation and other were $56,000, $28,000, $18,000 and $120,000, respectively. The loss on the sale of the site was $51,000. The total tax effect was a benefit of $64,000.

(j) Reflects the management fees paid to former officers for ICL and Calgary of $58,000 and $39,000, respectively for the year ended June 30, 1999.

(k) Represents ex-directors of CCCL salaries and other expenses of $169,000 and $14,000, respectively, for the year ended June 30, 1999.

(l) Reflects an increase in amortization expense in excess of historical amounts as a result of the aggregate excess of the purchase price over the fair value of identifiable net assets, or goodwill, of approximately $17.0 million and $30.5 million for the three months ended September 30, 1999 and the year ended June 30, 1999, respectively, amortized using the straight line method over a useful life of thirty years, resulting in additional amortization of $78,000 and $850,000 for the three months ended September 30, 1999 and the year ended June 30, 1999, respectively.

(m) Reflects an adjustment in excess of historical amounts for interest expense of $182,000 and $2.5 million for the three months ended September 30, 1999 and the year ended June 30, 1999, respectively, through the issuance of the Company's 10 7/8% Senior Subordinated Notes Due 2006 and the related increase of the borrowings on the Company's credit facility.

(n) Represents the income tax impact of the Acquisitions as if the acquired companies were wholly owned by the Company for the three months ended September 30, 1999 and for the year ended June 30, 1999 after giving effect to the pro forma adjustments including the non-deductible amortization of intangible assets (goodwill). The pro forma adjustment differs from the statutory rate of 34% due to non deductible amortization of intangible assets, interest expense from the issuance of the Company's 10 7/8% Senior Subordinated Notes Due 2006, and a provision for income taxes on the historical results of Calgary which was previously elected to be taxed as a partnership, for which no income taxes were provided in Calgary's historical statement of net earnings.

(o) Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, recapitalization costs and loss on store closings and sales. Adjusted EBITDA does not represent cash flows as defined by generally accepted accounting principles and does not necessarily indicate that cash flows are sufficient to fund all of the Company's cash needs. Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss), cash flows from operating activities, or other measures of liquidity determined in accordance with generally accepted accounting principles. Not all companies calculate EBITDA in the same fashion and therefore may not be comparable to other similarly titled measures of other companies.